UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08243

The Direxion Funds

(Exact name of registrant as specified in charter)

1301 Avenue of the Americas (6th Ave.), 35th Floor

New York , NY 10019

(Address of principal executive offices) (Zip code)

1301 Avenue of the Americas (6th Ave.), 35th Floor

New York , NY 10019

(Address of agent for service)

646-572-3390

Registrant’s telephone number, including area code

Date of fiscal year end: August 31, 2013

Date of reporting period: August 31, 2013

Item 1. Report to Stockholders.

ANNUAL REPORT AUGUST 31, 2013

1301 Avenue of the Americas (6th Ave.), 35th Floor New York, New York 10019 (800) 851-0511 www.direxionfunds.com

BULL FUNDS	BEAR FUNDS

DOMESTIC EQUITY INDEX FUNDS
Direxion Monthly Small Cap Bull 2X Fund (DXRLX) Direxion Monthly S&P 500® Bull 2X Fund (DXSLX) Direxion Monthly NASDAQ-100® Bull 2X Fund (DXQLX)	Direxion Monthly Small Cap Bear 2X Fund (DXRSX) Direxion Monthly S&P 500® Bear 2X Fund (DXSSX)

FIXED INCOME FUNDS
Direxion Monthly 7-10 Year Treasury Bull 2X Fund (DXKLX) (Formerly Direxion Monthly 10 Year Note Bull 2X Fund) Dynamic HY Bond Fund (PDHYX)	Direxion Monthly 7-10 Year Treasury Bear 2X Fund (DXKSX) (Formerly Direxion Monthly 10 Year Note Bear 2X Fund)

SPECIALTY FUNDS
Direxion Monthly Commodity Bull 2X Fund (DXCLX)

INTERNATIONAL FUNDS
Direxion Monthly Emerging Markets Bull 2X Fund (DXELX) Direxion Monthly China Bull 2X Fund (DXHLX) Direxion Monthly Latin America Bull 2X Fund (DXZLX)

MONEY MARKET FUNDS
U.S. Government Money Market Fund (DXMXX)

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LETTER TO SHAREHOLDERS

Dear Shareholders,

This Annual Report includes thirteen of the Direxion Funds (the “Funds”): the Direxion Monthly S&P 500® Bull 2X Fund, Direxion Monthly S&P 500® Bear 2X Fund, Direxion Monthly NASDAQ-100® Bull 2X Fund, Direxion Monthly Small Cap Bull 2X Fund, Direxion Monthly Small Cap Bear 2X Fund, Direxion Monthly Emerging Markets Bull 2X Fund, Direxion Monthly China Bull 2X Fund, Direxion Monthly Latin America Bull 2X Fund, Direxion Monthly Commodity Bull 2X Fund, Direxion Monthly 7-10 Year Treasury Bull 2X Fund, Direxion Monthly 7-10 Year Treasury Bear 2X Fund, Dynamic HY Bond Fund and U.S. Government Money Market Fund and covers the period from September 1, 2012 to August 31, 2013 (the “Annual Period”).

The market enjoyed strong gains during the Annual Period, with the S&P 500® Index appreciating nearly 19% on a total return basis. The Annual Period started off moving rather sideways, with the market dipping in November and momentarily turning negative for the year on uncertainty surrounding the US Presidential Election. With the political headwinds calmed, the market resumed its advancement and climbed steadily through the winter months, temporarily peaking in mid-May. U.S. indices retreated early in the summer before reaching new highs for the Annual Period in early August. As the Annual Period came to a close, much of investor focus in the marketplace was focused on tapering expectations for the Federal Reserve. Investors positioned their portfolios in anticipation of the Federal Reserve’s expected unwinding of its bond-buying program, and markets reacted sensitively to headlines from the Federal Reserve on a tapering timetable moving forward.

The Annual Period was characterized by the Federal Reserve’s promise to buy securities in the open market until an accelerated economic recovery was realized. Driven by tight fiscal policy, easy monetary policy and low volatility; the New Year witnessed the beginning of a period of comparative underperformance in fixed income returns, relative to those of equity markets. U.S. rates markets experienced a selloff in Q3 2013, with investors prepared for the Federal Reserve’s move towards normalization of monetary policy. During the Annual Period, 10-Year Treasury yields rose to as high as 3%. In September 2013, the Federal Reserve made a surprise move to delay the tapering of asset purchases, as unemployment was seen to be too high and inflation too low to justify any rate increases. Investor focus towards Period-end shifted to a renewed attempt to determine what the primary drivers for a Federal Reserve’s move towards monetary policy normalization will be and when the policy shift might occur.

Fund Operational Review:

Except for the Dynamic HY Bond Fund and the U.S. Government Money Market Fund, the Funds are leveraged and seek to provide a calendar month return of 200% or -200% of the calendar month performance of a particular benchmark (“Leveraged Funds”). The term “calendar month” refers to the period from the close of the markets on the last business day of a given calendar month, until the close of the markets on the last business day of the subsequent calendar month. The Funds seek calendar month leveraged investment results which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of a calendar month will generally receive more, or less, than 200% exposure to the target index, depending on the performance of the target index. If a Fund’s shares are held through the end of a calendar month or months, the Fund’s performance is likely to deviate from the multiple of the benchmark performance for the longer period. Similarly, the return for investors investing for periods less than a calendar month, or for a period different than the calendar month, will likely deviate from the multiple of the benchmark performance for such shorter periods. The Funds are not suitable for all investors and should be utilized only by sophisticated investors who understand leverage risk, consequences of seeking calendar month leverage investment results and intend to actively monitor and manage their investments.

The Funds with the word “Bull” in their name attempt to provide investment results that correlate to 200% of the return of an index or benchmark, meaning the Bull Funds attempt to move in the same direction as the target index or benchmark. The Fund with the word “Bear” in its name attempts to provide investment results that correlate to -200% of the return of an index or benchmark, meaning that the Bear Fund attempts to move in the opposite or inverse direction of the target index or benchmark.

In seeking to achieve each Leveraged Fund’s calendar month investment objective, Rafferty Asset Management (“Rafferty” or the “Adviser”) uses statistical and quantitative analysis to determine the investments each Fund makes and the techniques it employs. Rafferty relies upon a pre-determined model to generate orders resulting in repositioning each Fund’s investments in accordance with its calendar month investment objective. Using this approach, Rafferty determines the type, quantity and mix of investment positions it believes in combination should produce calendar month returns

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

4	DIREXION ANNUAL REPORT

consistent with a Fund’s objective. As a consequence, if a Leveraged Fund is performing as designed, the return of the index or benchmark will dictate the return for that Fund. Each Leveraged Fund pursues its investment objective regardless of market conditions and does not take defensive positions.

Each Leveraged Fund has a clearly articulated goal which requires the Fund to seek economic exposure in excess of its net assets. To meet its objectives, each Leveraged Fund invests in some combination of financial instruments so it generates economic exposure consistent with the Fund’s investment objective. Financial instruments may include ETFs, stock index futures contracts, options on securities and stock indices and swap agreements. Each Leveraged Fund invests significantly in swap agreements. Rafferty uses these types of investments to produce economically “leveraged” investment results. Leveraging allows Rafferty to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of a Fund.

The Funds may use certain investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Additionally, such instruments may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security or index which will increase the volatility of the Funds and may involve a small investment of cash relative to the magnitude of the risk assumed. The use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

The discussion below relates to the performance of the Funds for their respective Period. The Leveraged Funds seek to provide calendar month returns which are a multiple – positive or negative – of the calendar month performance of a particular benchmark. The performance of the Leveraged Funds for their respective Period is important for understanding whether these Funds meet their investment goals. A Leveraged Fund meeting its calendar month investment objective should have performance for the Period similar to the performance indicated by models based on the calendar month returns of the relevant benchmark for the Period. Direxion maintains models indicating the expected performance of each Fund in light of the path of the relevant benchmark. The models, and a description of how they work, are available on the Direxion website (www.direxionfunds.com) under Tools/Tracking Center. The models do not take into account the size of a Fund, the Fund’s expense ratio or any transaction fees associated with creating a Fund’s portfolio. A brief comparison of the actual returns versus the expected returns for each of the Funds in this Annual Report follows.

Fund Performance Review:

The Direxion Monthly S&P 500® Bull 2X Fund and the Direxion Monthly S&P 500® Bear 2X Fund sought to provide 200% and -200% of the calendar month return of the S&P 500® Index, respectively. The S&P 500® Index is a capitalization-weighted index composed of 500 common stocks. Standard & Poor’s selects the 500 stocks comprising the S&P 500® Index on the basis of market values and industry diversification. For the Annual Period, the S&P 500® Index returned 18.70%. Given the calendar month investment objectives of the Funds and the path dependency of returns for longer periods, the return of the Index alone should not generate expectations of performance of the Funds. The Direxion Monthly S&P 500® Bull 2X Fund returned 36.05%, while the model indicated an expected return of 39.57%. The Direxion Monthly S&P 500® Bear 2X Fund returned -32.50%, while the model indicated an expected return of -31.15%.

The Direxion Monthly NASDAQ-100® Bull 2X Fund sought to provide 200% of the calendar month return of the NASDAQ-100® Index. The NASDAQ-100® Index is a capitalization-weighted index composed of 100 of the largest non-financial domestic and international companies listed on the National Market tier of the NASDAQ National Market®. All companies listed on the index have an average daily trading volume of at least 200,000 shares. For the Annual Period, The NASDAQ-100® Index returned 10.88%. Given the calendar month investment objectives of the Fund and the path dependency of returns for longer periods, the return of the index alone should not generate expectations of performance of the Fund. The Direxion Monthly NASDAQ-100® Bull 2X Fund returned 22.56%, while the model indicated an expected return of 25.75%

The Direxion Monthly Small Cap Bull 2X Fund and the Direxion Monthly Small Cap Bear 2X Fund sought to provide 200% and -200% of the calendar month return of the Russell 2000® Index. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe and is comprised of the smallest 2000 companies in the Russell 3000® Index, representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The companies included in the index have an average market capitalization of more than $877 million dollars and a median market capitalization of $595 million dollars as of June 30, 2013. For the Annual Period, the Russell 2000® Index returned 26.27%. Given the calendar

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

DIREXION ANNUAL REPORT	5

month investment objectives of the Funds and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Funds. The Direxion Monthly Small Cap Bull 2X Fund returned 54.63%, while the model indicated an expected return of 57.08%. The Direxion Monthly Small Cap Bear 2X Fund returned -42.41%, while the model indicated an expected return of -40.45%.

The Direxion Monthly Emerging Markets Bull 2X Fund sought to provide 200% of the calendar month return of the MSCI Emerging Markets IndexSM. The MSCI Emerging Markets IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 30, 2013 the Index consisted of the following 25 emerging market country indices: Australia, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hong Kong, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey, Ukraine and United States. For the Annual Period, the MSCI Emerging Markets IndexSM returned -1.88%. Given the calendar month investment objectives of the Fund and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Monthly Emerging Markets Bull 2X Fund returned -8.17%, while the model indicated an expected return of -3.94%.

The Direxion Monthly China Bull 2X Fund sought to provide 200% of the calendar month return of the FTSE/Xinhua China 25 Index. The FTSE/Xinhua China 25 Index consists of 25 of the largest and most liquid companies available to international investors traded on the Hong Kong Stock Exchange. The Index is weighted based on the total market value of each company so that companies with higher total market values generally have a higher representation in the Index. For the Annual Period, the FTSE/Xinhua China 25 Index returned 7.13%. Given the calendar month investment objectives of the Fund and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Monthly China Bull 2X Fund returned 13.86%, while the model indicated an expected return of 15.58%.

The Direxion Monthly Latin America Bull 2X Fund sought to provide 200% of the calendar month return of the S&P® Latin America 40 Index. The S&P® Latin America 40 Index includes highly liquid securities from major economic sectors of the Mexican and South American equity markets. Companies from Mexico, Brazil, Argentina, and Chile are represented in this index. Representing approximately 70% of each country’s market capitalization, this index provides coverage of the large cap, liquid constituents of each key country in Latin America. For the Annual Period, the S&P® Latin America 40 Index returned -12.58%. Given the calendar month investment objectives of the Fund and the path dependency of returns for longer periods, the return of the Index alone should not generate expectations of performance of the Fund. The Direxion Monthly Latin America Bull 2X Fund returned -29.77%, while the model indicated an expected return of -25.50%.

The Direxion Monthly Commodity Bull 2X Fund sought to provide 200% of the calendar month return of the Morgan Stanley Commodity Related Index. The Morgan Stanley Commodity Related Index is an equal-dollar weighted index of 20 stocks involved in commodity-related industries such as energy, non-ferrous metals, agriculture and forest products. For the Annual Period, the Morgan Stanley Commodity Related Index returned 5.22%. Given the calendar month investment objectives of the Fund and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Monthly Commodity Bull 2X Fund returned 10.67%, while the model indicated an expected return of 14.18%.

The Direxion Monthly 10 Year Note Bull 2X Fund and the Direxion Monthly 10 Year Note Bear 2X Fund sought to provide 200% and -200% of the calendar month return of the NYSE Current 10 Year Treasury Index from September 1, 2012 through April 13, 2013. The NYSE Current 10 Year U.S. Treasury Index is a one-security index comprised of the most recently issued 10-Year Treasury Note. Notes eligible for inclusion must be U.S. dollar-denominated Treasury notes with a fixed rate, non-zero coupon that are non-callable with a maturity of 10 years at issuance. For the Stated Period, the NYSE Current 10 Year Treasury Index returned 0.12%. Given the calendar month investment objectives of the Funds and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Funds. The Direxion Monthly 10 Year Note Bull 2X Fund returned -0.83%, while the model indicated an expected return of 0.16%. The Direxion Monthly 10 Year Note Bear 2X Fund returned -2.33%, while the model indicated an expected return of -0.56%.

From April 14, 2013 through August 31, 3013 the Direxion Monthly 7-10 Year Treasury Bull 2X Fund and the Direxion Monthly 7-10 Year Treasury Bear 2X Fund sought to provide 200% and -200% of the calendar month return of the NYSE 7-10 Year Treasury Bond Index. The NYSE 7-10 Year Treasury Bond Index is a multiple-security fixed income index that aims to track the total returns of the intermediate 7 to 10 year maturity range of the U.S. Treasury bond market. The index constituent bonds are weighted by their relative amounts outstanding. For the Stated Period, the NYSE 7-10 Year Treasury Bond Index

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

6	DIREXION ANNUAL REPORT

returned -6.66%. Given the calendar month investment objectives of the Funds and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Funds. The Direxion Monthly 7-10 Year Treasury Bull 2X Fund returned -14.18%, while the model indicated an expected return of -13.03%. The Direxion Monthly 7-10 Year Treasury Bear 2X Fund returned 13.24%, while the model indicated an expected return of 14.19%.

The Dynamic HY Bond Fund sought to maximize total return (income plus capital appreciation) by investing primarily in debt instruments with an emphasis on lower-quality debt. The Fund utilizes investments in high yield Exchange Traded Funds (ETFs) as a means of obtaining liquid exposure to the domestic high yield debt market, and retains the flexibility to invest in physical bonds as well as derivatives and financial instruments linked to lower rated fixed income securities. Typically, the Fund will have 85-100% of the portfolio invested in such high yield ETFs. The Dynamic HY Bond Fund returned 1.91% during the period. During the Annual Period, the Fund saw a sharp gain in the first two quarters of 2013, before fixed-income yields spiked in the early summer. The first significant Federal Reserve statements regarding the possible tapering of Quantitative Easing caused a swift increase in fixed-income yields in May and June, and high-yield securities fell nearly 5% in those two months. Interestingly, credit fundamentals were not a primary point of investor focus during this time. Investors instead looked to rotate out of riskier investments, as U.S. fixed income yields became more competitive, and high-yield corporate bonds were particularly hard-hit.

The U.S. Government Money Market Fund is a short-term vehicle providing a useful service for those participating in our mutual fund product offerings. For the Annual Period, the U.S. Government Money Market Fund returned 0.07%.

As always, we thank you for using the Direxion Funds and we look forward to our mutual success.

Regards,

Eric W. Falkeis President	Patrick Rudnick Principal Financial Officer

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. To obtain performance data current to the most recent month-end, please call toll-free, 1.800.851.0511, or visit www.direxionfunds.com.

An investment in the Funds involves risk, including the possible loss of principal. The Funds are non-diversified and include risks associated with concentration risk which results from the Funds’ investments in a particular industry or sector and can increase volatility over time. Active and frequent trading associated with a regular rebalance of the fund can cause the price to fluctuate, therefore impacting its performance compared to other investment vehicles. The Funds (with the exception of the U.S. Government Money Market Fund) are leveraged and include risks associated with being leveraged which include the potential to create a greater negative return had the Fund not employed leverage. For other risks including correlation, compounding, market volatility and specific risks regarding each sector, please read the prospectus. An investment in any of the Direxion Funds is subject to a number of risks that could affect the value of its shares. It is important that investors closely review and understand these risks before making an investment.

An investor should consider the investment objectives, risks, charges and expenses of the Direxion Funds carefully before investing. The prospectus contains this and other information about the Direxion Funds. To obtain a prospectus, please call the Direxion Funds at 1-800-851-0511 or visit www.direxionfunds.com. The prospectus should be read carefully before investing.

There is no guarantee the Funds will achieve their objective. Investing in funds that track an index may be more volatile than investing in broadly diversified funds. The use of leverage by a Fund means the Funds are riskier than alternatives which do not use leverage.

The views in this report were those of the Adviser as of August 31, 2013 and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

The total annual fund operating expense ratios of the Direxion Monthly S&P 500® Bull 2X Fund, Direxion Monthly S&P 500® Bear 2X Fund, Direxion Monthly NASDAQ-100® Bull 2X Fund, Direxion Monthly Small Cap Bull 2X Fund, Direxion Monthly Small Cap Bear 2X Fund, Direxion Monthly Emerging Markets Bull 2X Fund, Direxion Monthly China Bull 2X Fund, Direxion Monthly Latin America Bull 2X Fund, Direxion Monthly Commodity Bull 2X Fund, Direxion Monthly 7-10 Year Treasury Bull 2X Fund, Direxion Monthly 7-10 Year Treasury Bear 2X Fund are 1.35%, respectively, net of any fee waivers or expense reimbursements. The total annual fund operating expense ratio of the Dynamic HY Bond Fund is 1.71%, net of any fee waiver or expense reimbursements*

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. The Adviser has contractually agreed to waive expenses of the Fund through September 1, 2015.

DIREXION ANNUAL REPORT	7

The Standard & Poor’s 500® Index (S&P 500 ® Index) is an unmanaged index of 500 U.S. stocks and gives a broad look at how 500 of the largest companies in aggregate market value have performed.

The NASDAQ-100® Index is a capitalization-weighted index composed of 100 of the largest non-financial domestic and international companies listed on the Global Market tier of the NASDAQ Global Market®.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe and is comprised of the smallest 2000 companies in the Russell 3000® Index.

The MSCI Emerging Markets IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

The S&P® Latin America 40 Index includes highly liquid securities from major economic sectors of the Mexican and South American equity markets.

The FTSE China 25 Index consists of 25 of the largest and most liquid companies available to international investors traded on the Hong Kong Stock Exchange.

The Morgan Stanley® Commodity Related Equity Index is provided by Morgan Stanley® (the “Index Provider) and is an equal-dollar weighted index of shares of 20 widely held domestic and foreign companies selected by the Index Provider that are involved in commodity-related industries such as energy (e.g. oil and gas production and oilfield services and equipment), non-ferrous metals, precious metals, agriculture and forest products.

The NYSE Current 10-Year U.S. Treasury Index is a one-security index comprised of the most recently issued 10-Year Treasury Note.

The NYSE 7-10 Year Treasury Bond Index is a multi-security index that includes all qualified U.S. Treasury bonds that have a maturity of 7 to 10 years at issuance.

Please note that you cannot invest directly in an index, although you may invest in the underlying securities represented in the index. Index returns are adjusted to reflect the reinvestment of dividends on securities in the index but do not reflect the expenses of the Fund.

Distributed by: Rafferty Capital Markets, LLC

Date of First Use: October 28, 2013

8	DIREXION ANNUAL REPORT

MANAGEMENT DISCUSSION & ANALYSIS

Rafferty Asset Management, LLC (“Rafferty” or “Adviser”), the investment adviser to the Direxion Funds, uses a number of investment techniques in order to achieve the stated goal for each Fund. The following discussion and analysis applies to the Direxion Monthly S&P 500® Bull 2X Fund, Direxion Monthly S&P 500® Bear 2X Fund, Direxion Monthly NASDAQ-100® Bull 2X Fund, Direxion Monthly Small Cap Bull 2X Fund, Direxion Monthly Small Cap Bear 2X Fund, Direxion Monthly Emerging Markets Bull 2X Fund, Direxion Monthly China Bull 2X Fund, Direxion Monthly Latin America Bull 2X Fund, Direxion Monthly Commodity Bull 2X Fund, Direxion Monthly 7-10 Year Treasury Bull 2X Fund and Direxion Monthly 7-10 Year Treasury Bear 2X Fund for the timeframe of September 1, 2012 to August 31, 2013 (the “Annual Period”). The Bull Funds magnify the returns of their respective indexes for a calendar month period and the Bear Funds inversely magnify the returns of their respective indexes for a calendar month period. Rafferty primarily uses statistical and quantitative analysis to determine the investments each Fund makes and the techniques it employs.

No Fund attempts, or should be expected to, provide returns which are a multiple of the return of the benchmark for periods other than a calendar month. A “calendar month” refers to the period from the close of markets on the last business day of a given month until the close of the markets on the last business day of the subsequent month.

Factors Affecting Fund Performance:

•

Benchmark Performance: The calendar month performance of each Fund’s benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving Fund performance. Given the calendar month goals, the series of calendar month index returns are most important. The market conditions affecting the benchmark indexes during the past year are described below.

•

Leverage: Each Fund seeks calendar month investment results (before fees and expenses) of either 200% (for the Bull Funds) or -200% (for the Bear Funds) of the performance of its respective underlying index. The use of leverage magnifies a Fund’s gains or losses and increases the investment’s risk and volatility.

•

Volatility and Compounding: The goal of leveraged funds is to provide a multiple of the calendar month returns of an underlying index. Over periods longer or shorter than a calendar month, a Fund should not be expected to provide its respective multiple of the return of the underlying index. Due to the effects of compounding - a universal mathematical concept applying to all investments - returns of the Funds over longer periods will differ from the Fund’s calendar month stated goal. Periods of high-volatility lacking a clear trend hurt a Fund’s performance, while trending low-volatility markets enhance a Fund’s performance.

•

Cost of Financing: In order to attain leveraged exposure, a Bull Fund incurs a cost of LIBOR[1] plus a spread, and a Bear Fund receives LIBOR minus a spread as applied to the borrowed portion of the Fund’s exposure. Financing costs create a drag on a Bull Fund’s performance. Because LIBOR is very low, a Bear Fund receives a negligible amount of financing, or in the case of hard-to-borrow shares, might pay to finance its short position.

•

Equity Dividends: A Bull Fund’s performance is positively impacted by equity and index dividends, as the Funds receive those payments. A Bear Fund’s performance is negatively impacted, as they are obligated to pay the dividends.

•

Fees, Expenses, and Transaction Costs: Fees and expenses are listed in each Fund’s prospectus and may be larger than many traditional index funds’ fees, causing a greater negative impact on Fund performance. Transactions costs are not included in the expense ratio of the Funds. Transaction costs can be higher due to the Fund’s use of leverage, significant purchase and redemption activity by Fund shareholders; or trading securities that are comparatively less liquid.

Market Conditions Affecting Fund Performance:

A general review of economic conditions, market events and index performance for the period is described below.

Index Performance:

Over the Annual Period, Rafferty managed Funds of four different categories of indexes – broad market, international, commodity and fixed income.

Rafferty managed five Funds benchmarked to broad market indexes; the index returns for the Annual Period are below. The market enjoyed strong gains during the Annual Period, with the S&P 500® Index appreciating nearly 19% on a total return

[1]

London Inter-Bank Offer Rate. The interest rate that the banks charge each other for loans (usually in Eurodollars). This rate is applicable to the short-term international interbank market, and applies to very large loans borrowed for anywhere from one day to five years.

DIREXION ANNUAL REPORT	9

basis. The Annual Period started off moving rather sideways, with the market dipping in November and momentarily turning negative for the year on uncertainty surrounding the US Presidential Election. With the political headwinds calmed, the market resumed its advancement and climbed steadily through the winter months, temporarily peaking in mid-May. U.S. indices retreated early in the summer before reaching new highs for the Annual Period in early August. As the Annual Period came to a close, much of investor focus in the marketplace was focused on tapering expectations for the Federal Reserve. Investors positioned their portfolios in anticipation of the Federal Reserve’s expected unwinding of its bond-buying program, and markets reacted sensitively to headlines from the Federal Reserve on a tapering timetable moving forward.

S&P 500® Index: 18.70%

NASDAQ-100® Index: 10.88%

Russell 2000® Index: 26.27%

Rafferty managed one Fund benchmarked to a commodities index; the index return for the Annual Period is below. After some late year volatility in 2012 driven by the European Sovereign Debt crisis and slowing growth, early 2013 was characterized by a reasonable strengthening for commodities based on improved economic outlook and a relative comfort from investors that the “Fiscal Cliff” had been averted. A correction ensued through February, followed by a period of volatility leading into summer, a period during which most commodities performed in a non-correlating fashion. After a general move lower during the first half of 2013, July saw a moderate correction to the upside in a number of commodities. Energy and Metals provided the bulk of the positive returns, while some Agriculture commodities showed weakness. The end of the Annual Period saw fairly significant growth led by some grains, along with Energy and Metals. Commodities continue to be highly influenced by economic, geopolitical and weather issues around the world.

Morgan Stanley Commodity Related Index: 5.22%

Rafferty managed three Funds benchmarked to an international index; the index returns for the Annual Period are below. The majority of the Annual Period saw China, Emerging Markets and the Latin American markets move lower after finishing 2012 on a stronger note. All three outperformed the S&P 500® significantly into the end of 2012, but spent most of 2013 moving lower. 2013 was characterized by underwhelming investor sentiment about the global economy. The fear of a slowing Chinese economy, particularly the health of the banking sector, and declining economic growth and currency weakness in Emerging Markets, rattled investors and drove markets lower. During 2013, the FTSE China 25 Index fell 8.08%, the S&P® Latin America 40 Index fell 18.01%, and the MSCI Emerging Markets IndexSM was down 10.19%; compared to an S&P 500 return of 16.15%. The Federal Reserve’s potential tapering activity hit hard in these foreign markets, as investors scrambled for exists, leading to widespread selling throughout 2013.

MSCI Emerging Markets IndexSM: -1.88%

FTSE/Xinhua China 25 Index: 7.13%

S&P® Latin America 40 Index: -12.58%

Rafferty managed two Funds benchmarked to a fixed income the index returns for the Annual Period are below. The Annual Period was characterized by the Federal Reserve’s promise to buy securities in the open market until an accelerated economic recovery was realized. Driven by tight fiscal policy, easy monetary policy and low volatility; the New Year witnessed the beginning of a period of comparative underperformance in fixed income returns, relative to those of equity markets. U.S. rates markets experienced a selloff in Q3 2013, with investors prepared for the Federal Reserve’s move towards normalization of monetary policy. During the Annual Period, 10-Year Treasury yields rose to as high as 3%. In September, the Federal Reserve made a surprise move to delay the tapering of asset purchases, as unemployment was seen to be too high and inflation too low to justify any rate increases. Investor focus towards Period-end shifted to a renewed attempt to determine what the primary drivers for a Federal Reserve’s move towards monetary policy normalization will be and when the policy shift might occur.

NYSE Current 10 Year U.S. Treasury Index: 0.12%1

NYSE 7-10 Year Treasury Bond Index: -6.66%2

Index Volatility:

Domestic Market Volatility remained steady in Q4 2012, until spiking near the end of December. The Chicago Board of Options Exchange Volatility Index, which measures future volatility, gained only 3.15%, most of which came near the end of the year. The first few trading days of 2013 saw the VIX index drop sharply and remain steady until the late-May and June, where the VIX Index rose steadily, gaining nearly 25% over those two months. The Federal Reserve’s potential tapering

10	DIREXION ANNUAL REPORT

drove the concept of this return to volatility throughout this entire Annual Period. 2013 saw outsized moves in the equities markets, gold, and yields; and the fear of increasing market volatility has remained with the uncertainty of Federal Reserve activity and mixed global economic sentiment. Lower volatility positively impacts a Fund’s performance as described in the previous section. The volatility of each Index used as a benchmark for the Funds is below:

Benchmark	One-Year Return	Annualized Volatility
S&P 500® Index	18.70%	11.87%
NASDAQ-100® Index	10.88%	13.76%
Russell 2000® Index	26.27%	15.06%
Morgan Stanley Commodity Related Index	5.22%	17.78%
MSCI Emerging Markets IndexSM	-1.88%	17.29%
FTSE/Xinhua China 25 Index	7.13%	21.08%
S&P® Latin America 40 Index	-12.58%	16.91%
NYSE Arca Current 10 Year U.S. Treasury Index[1]	0.12%	5.75%
NYSE 7-10 Year Treasury Bond Index[2]	-6.66%	6.97%

1	September 1, 2012 through April 13, 2013
2	April 14, 2013 through August 31, 3013

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. To obtain performance data current to the most recent month-end, please call toll-free, 1.800.851.0511, or visit www.direxionfunds.com.

An investment in the Funds involves risk, including the possible loss of principal. The Funds are non-diversified and include risks associated with concentration risk which results from the Funds’ investments in a particular industry or sector and can increase volatility over time. Active and frequent trading associated with a regular rebalance of the fund can cause the price to fluctuate, therefore impacting its performance compared to other investment vehicles. The Funds (with the exception of the U.S. Government Money Market Fund) are leveraged and include risks associated with being leveraged which include the potential to create a greater negative return had the Fund not employed leverage. For other risks including correlation, compounding, market volatility and specific risks regarding each sector, please read the prospectus. An investment in any of the Direxion Funds is subject to a number of risks that could affect the value of its shares. It is important that investors closely review and understand these risks before making an investment.

An investor should consider the investment objectives, risks, charges and expenses of the Direxion Funds carefully before investing. The prospectus contains this and other information about the Direxion Funds. To obtain a prospectus, please call the Direxion Funds at 1-800-851-0511 or visit www.direxionfunds.com. The prospectus should be read carefully before investing.

There is no guarantee the Funds will achieve their objective. Investing in funds that track an index may be more volatile than investing in broadly diversified funds. The use of leverage by a Fund means the Funds are riskier than alternatives which do not use leverage.

The views in this report were those of the Adviser as of August 31, 2013 and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

The total annual fund operating expense ratios of the Direxion Monthly S&P 500® Bull 2X Fund, Direxion Monthly S&P 500® Bear 2X Fund, Direxion Monthly NASDAQ-100® Bull 2X Fund, Direxion Monthly Small Cap Bull 2X Fund, Direxion Monthly Small Cap Bear 2X Fund, Direxion Monthly Emerging Markets Bull 2X Fund, Direxion Monthly China Bull 2X Fund, Direxion Monthly Latin America Bull 2X Fund, Direxion Monthly Commodity Bull 2X Fund, Direxion Monthly 7-10 Year Treasury Bull 2X Fund, Direxion Monthly 7-10 Year Treasury Bear 2X Fund are 1.35%, respectively, net of any fee waivers or expense reimbursements. The total annual fund operating expense ratio of the Dynamic HY Bond Fund is 1.71%, net of any fee waiver or expense reimbursements*

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. The Adviser has contractually agreed to waive expenses of the Fund through September 1, 2015.

The Standard & Poor’s 500® Index (S&P 500 ® Index) is an unmanaged index of 500 U.S. stocks and gives a broad look at how 500 of the largest companies in aggregate market value have performed.

The NASDAQ-100® Index is a capitalization-weighted index composed of 100 of the largest non-financial domestic and international companies listed on the Global Market tier of the NASDAQ Global Market®.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe and is comprised of the smallest 2000 companies in the Russell 3000® Index.

The MSCI Emerging Markets IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

The S&P® Latin America 40 Index includes highly liquid securities from major economic sectors of the Mexican and South American equity markets.

The FTSE China 25 Index consists of 25 of the largest and most liquid companies available to international investors traded on the Hong Kong Stock Exchange.

The Morgan Stanley® Commodity Related Equity Index is provided by Morgan Stanley® (the “Index Provider) and is an equal-dollar weighted index of shares of 20 widely held domestic and foreign companies selected by the Index Provider that are involved in commodity-related industries such as energy (e.g. oil and gas production and oilfield services and equipment), non-ferrous metals, precious metals, agriculture and forest products.

The NYSE Current 10-Year U.S. Treasury Index is a one-security index comprised of the most recently issued 10-Year Treasury Note.

The NYSE 7-10 Year Treasury Bond Index is a multi-security index that includes all qualified U.S. Treasury bonds that have a maturity of 7 to 10 years at issuance.

Please note that you cannot invest directly in an index, although you may invest in the underlying securities represented in the index. Index returns are adjusted to reflect the reinvestment of dividends on securities in the index but do not reflect the expenses of the Fund.

Distributed by: Rafferty Capital Markets, LLC

Date of First Use: October 28, 2013

DIREXION ANNUAL REPORT	11

Direxion Monthly Small Cap Bull 2X Fund

Performance Summary

September 1, 2003 - August 31, 2013 (Unaudited)

Investment Objective: Seeks monthly investment results, before fees and expenses, of 200% of the price performance of the Russell 2000® Index.

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Monthly Small Cap Bull 2X Fund	54.63%	38.31%	(2.56)%	(0.71)%

Russell 2000® Index	26.27%	20.50%	7.98%	8.76%

The Fund seeks calendar month leveraged investment results. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 200% exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund’s investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made ten years ago, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the Russell 2000® Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure1

Investment Type	Percent of Net Assets
Swap Contracts	200.2%

Total Exposure	200.2%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	As of August 31, 2013.

12	DIREXION ANNUAL REPORT

Direxion Monthly Small Cap Bear 2X Fund

Performance Summary

September 1, 2003 - August 31, 2013 (Unaudited)

Investment Objective: Seeks monthly investment results, before fees and expenses, of 200% of the inverse of the price performance of the Russell 2000® Index.

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Monthly Small Cap Bear 2X Fund	(42.41)%	(40.46)%	(40.26)%	(30.13)%

Russell 2000® Index	26.27%	20.50%	7.98%	8.76%

The Fund seeks calendar month leveraged investment results. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than -200% exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund’s investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made ten years ago, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the Russell 2000® Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure1

Investment Type	Percent of Net Assets
Swap Contracts	(200.8)%

Total Exposure	(200.8)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	As of August 31, 2013.

DIREXION ANNUAL REPORT	13

Direxion Monthly 7-10 Year Treasury Bull 2X Fund

Performance Summary

March 31, 20051 - August 31, 2013 (Unaudited)

Investment Objective: The Direxion Monthly 7-10 Year Treasury Bull 2X Fund seeks monthly investment results, before fees and expenses, of 200% of the calendar month performance of the NYSE Current 7-10 Year Treasury Bond Index.

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	(14.89)%	1.58%	7.24%	7.32%

NYSE Current 7-10 Year Treasury Bond Index[4]	(6.07)%	2.66%	5.45%	N/A

10-Year U.S. Treasury Note[3]	(7.51)%	2.35%	5.02%	5.16%

NYSE Current 10-Year U.S. Treasury Index[3]	(7.79)%	2.29%	N/A	N/A

The Fund seeks calendar month leveraged investment results. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 200% exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund’s investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the NYSE Current 7-10 Year Treasury Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

Investment Type	Percent of Net Assets
Swap Contracts	200.0%

Total Exposure	200.0%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of operations.
[2]	As of August 31, 2013.
[3]

On August 31, 2009, the NYSE Current 10-Year U.S. Treasury Index replaced the 10-Year U.S. Treasury Note as the benchmark. The NYSE Current 10-Year U.S. Treasury Index commenced operations on April 2, 2009. The average annual return for the period from April 2, 2009 to August 31, 2013 was 2.87%.

[4]

On April 14, 2013, NYSE Current 7-10 Year Treasury Bond Index replaced the NYSE Current 10-Year U.S. Treasury Index as the benchmark. The NYSE Current 7-10 Year Treasury Bond Index commenced operations on December 29, 2006. The average annual return for the period from December 29, 2006 to August 31, 2013 was 6.37%.

14	DIREXION ANNUAL REPORT

Direxion Monthly 7-10 Year Treasury Bear 2X Fund

Performance Summary

May 17, 20041 - August 31, 2013 (Unaudited)

Investment Objective: The Direxion Monthly 7-10 Year Treasury Bear 2X Fund seeks monthly investment results, before fees and expenses, of 200% of the inverse of the calendar month performance of the NYSE Current 7-10 Year Treasury Bond Index.

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	10.79%	(9.35)%	(14.92)%	(11.43)%

NYSE Current 7-10 Year Treasury Bond Index[4]	(6.07)%	2.66%	5.45%	N/A

10-Year U.S. Treasury Note[3]	(7.51)%	2.35%	5.02%	5.11%

NYSE Current 10-Year U.S. Treasury Index[3]	(7.79)%	2.29%	N/A	N/A

The Fund seeks calendar month leveraged investment results. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than -200% exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund’s investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the NYSE Current 7-10 Year Treasury Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

Investment Type	Percent of Net Assets
Swap Contracts	(200.3)%

Total Exposure	(200.3)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of operations.
[2]	As of August 31, 2013.
[3]

On August 31, 2009, the NYSE Current 10-Year U.S. Treasury Index replaced the 10-Year U.S. Treasury Note as the benchmark. The NYSE Current 10-Year U.S. Treasury Index commenced operations on April 2, 2009. The average annual return for the period from April 2, 2009 to August 31, 2013 was 2.87%.

[4]

On April 14, 2013, NYSE 7-10 Year Treasury Bond Index replaced the NYSE Current 10-Year U.S. Treasury Index as the benchmark. The NYSE Current 7-10 Year Treasury Bond Index commenced operations on December 29, 2006. The average annual return for the period from December 29, 2006 to August 31, 2013 was 6.37%.

DIREXION ANNUAL REPORT	15

Dynamic HY Bond Fund

Performance Summary

July 1, 20041 - August 31, 2013 (Unaudited)

Investment Objective: Seeks to maximize total return by investing primarily in high-yield debt instruments, commonly referred to as “junk bonds”, and derivatives of such instruments.

	Average Annual Total Return[2]
	1 Year	3 Year	5 Year	Since Inception
Dynamic HY Bond Fund	1.91%	5.23%	2.51%	1.97%

Barclays Capital U.S. Corporate High-Yield Bond Index	7.56%	9.91%	11.44%	8.71%

Lipper High-Yield Bond Fund Index	7.78%	9.35%	9.06%	7.15%

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the Barclays Capital U.S. Corporate High-Yield Bond Index and the Lipper High-Yield Bond Fund Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

Investment Type	Percent of Net Assets
Investment Companies	97.7%

Total Exposure	97.7%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of operations.
[2]	As of August 31, 2013.

16	DIREXION ANNUAL REPORT

Direxion Monthly Commodity Bull 2X Fund

Performance Summary

February 17, 20051 - August 31, 2013 (Unaudited)

Investment Objective: Seeks monthly investment results, before fees and expenses, of 200% of the price performance of the Morgan Stanley Commodity Related Equity Index.

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Monthly Commodity Bull 2X Fund	10.67%	5.13%	(10.72)%	1.30%

Morgan Stanley Commodity Related Index	5.22%	4.59%	0.45%	8.34%

The Fund seeks calendar month leveraged investment results. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 200% exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund’s investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the Morgan Stanley Commodity Related Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

Investment Type	Percent of Net Assets
Swap Contracts	200.4%

Total Exposure	200.4%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of operations.
[2]	As of August 31, 2013.

DIREXION ANNUAL REPORT	17

Direxion Monthly Emerging Markets Bull 2X Fund

Performance Summary

November 1, 20051 - August 31, 2013 (Unaudited)

Investment Objective: Seeks monthly investment results, before fees and expenses, of 200% of the price performance of the MSCI Emerging Markets Index.

	Average Annual Total Return[2]
	1 Year	3 Year	5 Year	Since Inception
Direxion Monthly Emerging Markets Bull 2X Fund	(8.17)%	(8.98)%	(17.14)%	(6.18)%

MSCI Emerging Markets IndexSM	(1.88)%	(1.41)%	(0.57)%	5.17%

The Fund seeks calendar month leveraged investment results. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 200% exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund’s investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the MSCI Emerging Markets IndexSM does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

Investment Type	Percent of Net Assets
Swap Contracts	200.0%

Total Exposure	200.0%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of operations.
[2]	As of August 31, 2013.

18	DIREXION ANNUAL REPORT

Direxion Monthly China Bull 2X Fund

Performance Summary

December 3, 20071 - August 31, 2013 (Unaudited)

Investment Objective: Seeks monthly investment results, before fees and expenses, of 200% of the price performance of the FTSE/Xinhua China 25 Index.

	Average Annual Total Return[2]
	1 Year	3 Year	5 Year	Since Inception
Direxion Monthly China Bull 2X Fund	13.86%	(10.25)%	(21.06)%	(29.99)%

FTSE/Xinhua China 25 Index	7.13%	(3.52)%	(3.50)%	(8.96)%

The Fund seeks calendar month leveraged investment results. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 200% exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund’s investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the FTSE/Xinhua China 25 Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

Investment Type	Percent of Net Assets
Swap Contracts	200.0%

Total Exposure	200.0%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of operations.
[2]	As of August 31, 2013.

DIREXION ANNUAL REPORT	19

Direxion Monthly NASDAQ-100® Bull 2X Fund

Performance Summary

May 1, 20061 - August 31, 2013 (Unaudited)

Investment Objective: Seeks monthly investment results, before fees and expenses, of 200% of the price performance of the NASDAQ-100® Index.

	Average Annual Total Return[2]
	1 Year	3 Year	5 Year	Since Inception
Direxion Monthly NASDAQ-100® Bull 2X Fund	22.56%	41.38%	8.95%	4.00%

NASDAQ-100® Index	10.88%	20.26%	10.42%	8.53%

The Fund seeks calendar month leveraged investment results which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of a calendar month will generally receive more, or less, than 200% exposure to the target index, depending on the performance of the target index.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the NASDAQ-100® Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

Investment Type	Percent of Net Assets
Swap Contracts	200.3%

Total Exposure	200.3%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of operations.
[2]	As of August 31, 2013.

20	DIREXION ANNUAL REPORT

Direxion Monthly S&P 500® Bull 2X Fund

Performance Summary

May 1, 20061 - August 31, 2013 (Unaudited)

Investment Objective: Seeks monthly investment results, before fees and expenses, of 200% of the price performance of the S&P 500® Index.

	Average Annual Total Return[2]
	1 Year	3 Year	5 Year	Since Inception
Direxion Monthly S&P 500® Bull 2X Fund	36.05%	33.89%	(0.41)%	(3.66)%

S&P 500® Index	18.70%	18.40%	7.32%	5.34%

The Fund seeks calendar month leveraged investment results which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of a calendar month will generally receive more, or less, than 200% exposure to the target index, depending on the performance of the target index.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the S&P 500® Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

Investment Type	Percent of Net Assets
Swap Contracts	200.3%

Total Exposure	200.3%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of operations.
[2]	As of August 31, 2013.

DIREXION ANNUAL REPORT	21

Direxion Monthly S&P 500® Bear 2X Fund

Performance Summary

May 1, 20061 - August 31, 2013 (Unaudited)

Investment Objective: Seeks monthly investment results, before fees and expenses, of 200% of the inverse of the price performance of the S&P 500® Index.

	Average Annual Total Return[2]
	1 Year	3 Year	5 Year	Since Inception
Direxion Monthly S&P 500® Bear 2X Fund	(32.50)%	(34.09)%	(31.44)%	(23.19)%

S&P 500® Index	18.70%	18.40%	7.32%	5.34%

The Fund seeks calendar month leveraged investment results which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of a calendar month will generally receive more, or less, than -200% exposure to the target index, depending on the performance of the target index.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the S&P 500® Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

Investment Type	Percent of Net Assets
Swap Contracts	(197.4)%

Total Exposure	(197.4)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of operations.
[2]	As of August 31, 2013

22	DIREXION ANNUAL REPORT

Direxion Monthly Latin America Bull 2X Fund

Performance Summary

May 2, 20061 - August 31, 2013 (Unaudited)

Investment Objective: Seeks monthly investment results, before fees and expenses, of 200% of the price performance of the S&P® Latin America 40 Index.

	Average Annual Total Return[2]
	1 Year	3 Year	5 Year	Since Inception
Direxion Monthly Latin America Bull 2X Fund	(29.77)%	(19.01)%	(25.08)%	(12.14)%

S&P® Latin America 40 Index	(12.58)%	(5.09)%	(2.21)%	4.56%

The Fund seeks calendar month leveraged investment results which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of a calendar month will generally receive more, or less, than 200% exposure to the target index, depending on the performance of the target index.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the S&P® Latin America 40 Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

Investment Type	Percent of Net Assets
Swap Contracts	201.7%

Total Exposure	201.7%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of operations.
[2]	As of August 31, 2013.

DIREXION ANNUAL REPORT	23

Expense Example

August 31, 2013 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (March 1, 2013 — August 31, 2013).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire transfers, returned checks or stop payment orders. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24	DIREXION ANNUAL REPORT

Expense Example Table

August 31, 2013 (Unaudited)

	Expense Ratio[1,4]	Beginning Account Value March 1, 2013	Ending Account Value August 31, 2013	Expenses Paid During Period[2]
Direxion Monthly Small Cap Bull 2X Fund
Based on actual fund return	1.90%	$1,000.00	$1,227.50	$10.67
Based on hypothetical 5% return	1.90%	1,000.00	1,015.63	9.65
Direxion Monthly Small Cap Bear 2X Fund
Based on actual fund return	1.90%	1,000.00	763.90	8.45
Based on hypothetical 5% return	1.90%	1,000.00	1,015.63	9.65
Direxion Monthly 7-10 Year Treasury Bull 2X Fund
Based on actual fund return	1.79%	1,000.00	883.40	8.50
Based on hypothetical 5% return	1.79%	1,000.00	1,016.18	9.10
Direxion Monthly 7-10 Year Treasury Bear 2X Fund
Based on actual fund return	1.90%	1,000.00	1,092.20	10.02
Based on hypothetical 5% return	1.90%	1,000.00	1,015.63	9.65
Dynamic HY Bond Fund
Based on actual fund return	1.60%	1,000.00	984.70	8.00
Based on hypothetical 5% return	1.60%	1,000.00	1,017.14	8.13
Direxion Monthly Commodity Bull 2X Fund
Based on actual fund return	1.90%	1,000.00	967.90	9.42
Based on hypothetical 5% return	1.90%	1,000.00	1,015.63	9.65
Direxion Monthly Emerging Markets Bull 2X Fund
Based on actual fund return	1.85%	1,000.00	770.90	8.26
Based on hypothetical 5% return	1.85%	1,000.00	1,015.88	9.40
Direxion Monthly China Bull 2X Fund
Based on actual fund return	1.90%	1,000.00	838.20	8.80
Based on hypothetical 5% return	1.90%	1,000.00	1,015.63	9.65
U.S. Government Money Market Fund
Based on actual fund return	0.00%[3]	1,000.00	1,000.20	—	[3]
Based on hypothetical 5% return	0.00%[3]	1,000.00	1,025.21	—	[3]
Direxion Monthly NASDAQ-100® Bull 2X Fund
Based on actual fund return	1.90%	1,000.00	1,256.40	10.81
Based on hypothetical 5% return	1.90%	1,000.00	1,015.63	9.65
Direxion Monthly S&P 500® Bull 2X Fund
Based on actual fund return	1.90%	1,000.00	1,165.40	10.37
Based on hypothetical 5% return	1.90%	1,000.00	1,015.63	9.65
Direxion Monthly S&P 500® Bear 2X Fund
Based on actual fund return	1.90%	1,000.00	819.20	8.71
Based on hypothetical 5% return	1.90%	1,000.00	1,015.63	9.65
Direxion Monthly Latin America Bull 2X Fund
Based on actual fund return	1.90%	1,000.00	650.60	7.90
Based on hypothetical 5% return	1.90%	1,000.00	1,015.63	9.65

[1]	Annualized.

[2]

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period of March 1, 2013 to August 31, 2013, then divided by 365.

[3]	All expenses were reimbursed by the Adviser for the period of March 1, 2013 to August 31, 2013.

[4]	Effective September 1, 2013, the Funds decreased their expense ratios. See Notes to the Financial Statements.

DIREXION ANNUAL REPORT	25

Allocation of Portfolio Holdings

August 31, 2013 (Unaudited)

	Cash*	Investment Companies	Swaps	Total
Direxion Monthly Small Cap Bull 2X Fund	105%	—	(5%)	100%
Direxion Monthly Small Cap Bear 2X Fund	104%	—	(4%)	100%
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	101%	—	(1%)	100%
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	99%	—	1%	100%
Dynamic HY Bond Fund	2%	98%	—	100%
Direxion Monthly Commodity Bull 2X Fund	100%	—	0%**	100%
Direxion Monthly Emerging Markets Bull 2X Fund	104%	—	(4%)	100%
Direxion Monthly China Bull 2X Fund	103%	—	(3%)	100%
U.S. Government Money Market Fund	100%	—	—	100%
Direxion Monthly NASDAQ-100® Bull 2X Fund	104%	—	(4%)	100%
Direxion Monthly S&P 500® Bull 2X Fund	104%	—	(4%)	100%
Direxion Monthly S&P 500® Bear 2X Fund	99%	—	1%	100%
Direxion Monthly Latin America Bull 2X Fund	144%	—	(44%)	100%

Allocation of Portfolio Holdings are as of percent of net assets.

*	Cash, cash equivalents and other assets less liabilities.

**	Percentage is less than 0.5%.

26	DIREXION ANNUAL REPORT

Direxion Monthly Small Cap Bull 2X Fund

Schedule of Investments

August 31, 2013

No reportable investments.

Value
TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0%(a)	15,347,085

TOTAL NET ASSETS - 100.0%	$15,347,085

Percentages are stated as a percent of net assets.

(a)	$3,530,000 of cash is pledged as collateral for swap contracts.

Long Equity Swap Contracts

August 31, 2013

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	Russell 2000® Index	30,347	$31,500,922	0.217%	7/10/2014	$(772,349)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	27

Direxion Monthly Small Cap Bear 2X Fund

Schedule of Investments

August 31, 2013

No reportable investments.

Value
TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0%(a)	17,586,833

TOTAL NET ASSETS - 100.0%	$17,586,833

Percentages are stated as a percent of net assets.

(a)	$4,470,000 of cash is pledged as collateral for swap contracts.

Short Equity Swap Contracts

August 31, 2013

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	Russell 2000® Index	34,803	$34,608,887	(0.817%)	10/15/2013	$(705,404)

The accompanying notes are an integral part of these financial statements.

28	DIREXION ANNUAL REPORT

Direxion Monthly 7-10 Year Treasury Bull 2X Fund

Schedule of Investments

August 31, 2013

No reportable investments.

Value
TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0%(a)	23,537,295

TOTAL NET ASSETS - 100.0%	$23,537,295

Percentages are stated as a percent of net assets.

(a)	$7,510,000 of cash is pledged as collateral for swap contracts.

Long Equity Swap Contracts

August 31, 2013

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	iShares Barclays 7-10 Year Treasury Bond Fund	468,893	$47,283,375	0.07%	5/15/2014	$(200,706)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	29

Direxion Monthly 7-10 Tear Treasury Bear 2X Fund

Schedule of Investments

August 31, 2013

No reportable investments.

Value
Total Investments (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0%(a)	10,029,145

TOTAL NET ASSETS - 100.0%	$10,029,145

Percentages are stated as a percent of net assets.

(a)	$2,550,000 of cash is pledged as collateral for swap contracts.

Short Equity Swap Contracts

August 31, 2013

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	iShares Barclays 7-10 Year Treasury Bond Fund	199,797	$20,228,800	(0.57)%	7/21/2014	$144,789

The accompanying notes are an integral part of these financial statements.

30	DIREXION ANNUAL REPORT

Dynamic HY Bond Fund

Schedule of Investments

August 31, 2013

Shares		Value
INVESTMENT COMPANIES - 97.7%
85,892	iShares iBoxx $ High Yield Corporate Bond ETF	$7,846,234
197,903	SPDR Barclays Capital High Yield Bond ETF	7,850,812

	TOTAL INVESTMENT COMPANIES (Cost $15,623,119)	$15,697,046

	TOTAL INVESTMENTS (Cost $15,623,119) - 97.7%	$15,697,046
	Other Assets in Excess of Liabilities - 2.3%	372,698

	TOTAL NET ASSETS - 100.0%	$16,069,744

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	31

Direxion Monthly Commodity Bull 2X Fund

Schedule of Investments

August 31, 2013

No reportable investments.

Value
TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0%(a)	8,269,343

TOTAL NET ASSETS - 100.0%	$8,269,343

Percentages are stated as a percent of net assets.

(a)	$4,100,000 of cash is pledged as collateral for swap contracts.

Long Equity Swap Contracts

August 31, 2013

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	15,499	$13,264,032	(0.51%)	9/17/2014	$(36,778)
Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	3,922	3,338,561	(0.51%)	10/15/2014	3,053

		19,421	$16,602,593			$(33,725)

The accompanying notes are an integral part of these financial statements.

32	DIREXION ANNUAL REPORT

Direxion Monthly Emerging Markets Bull 2X Fund

Schedule of Investments

August 31, 2013

No reportable investments.

Value
TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0%(a)	5,229,401

TOTAL NET ASSETS - 100.0%	$5,229,401

Percentages are stated as a percent of net assets.

(a)	$2,810,000 of cash is pledged as collateral for swap contracts.

Long Equity Swap Contracts

August 31, 2013

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Bank of America Merrill Lynch	iShares MSCI Emerging Markets ETF	172,935	$6,813,331	(1.03%)	9/17/2014	$(238,197)
Bank of America Merrill Lynch	iShares MSCI Emerging Markets ETF	102,095	3,831,853	(1.03%)	10/15/2014	51,728

		275,030	$10,645,184			$(186,469)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	33

Direxion Monthly China Bull 2X Fund

Schedule of Investments

August 31, 2013

No reportable investments.

Value
TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0%(a)	4,284,109

TOTAL NET ASSETS - 100.0%	$4,284,109

Percentages are stated as a percent of net assets.

(a)	$1,760,000 of cash is pledged as collateral for swap contracts.

Long Equity Swap Contracts

August 31, 2013

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	iShares China Large-Cap ETF	243,691	$8,685,325	0.32%	2/13/2015	$(115,860)

The accompanying notes are an integral part of these financial statements.

34	DIREXION ANNUAL REPORT

U.S. Government Money Market Fund

Schedule of Investments

August 31, 2013

Shares		Value
SHORT TERM INVESTMENTS - 103.1%
Money Market Funds - 103.1%
11,885,568	Goldman Sachs Financial Square Federal Fund, 0.00%(††) (a)	$11,885,568

	TOTAL SHORT TERM INVESTMENTS (Cost $11,885,568)	$11,885,568

	TOTAL INVESTMENTS (Cost $11,885,568) - 103.1%	$11,885,568
	Liabilities in Excess of Other Assets - (3.1%)	(353,755)

	TOTAL NET ASSETS - 100.0%	$11,531,813

Percentages are stated as a percent of net assets.

The Fund’s seven-day yield as of August 31, 2013 is 0.01%.

(††)	Less than 0.005%.
(a)	Represents annualized seven-day yield at August 31, 2013.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	35

Direxion Monthly NASDAQ-100® Bull 2X Fund

Schedule of Investments

August 31, 2013

No reportable investments.

Value
TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0%(a)	24,514,494

TOTAL NET ASSETS - 100.0%	$24,514,494

Percentages are stated as a percent of net assets.

(a)	$5,770,000 of cash is pledged as collateral for swap contracts.

Long Equity Swap Contracts

August 31, 2013

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	NASDAQ-100® Index	15,947	$50,101,260	(0.133%)	9/8/2014	$(987,701)

The accompanying notes are an integral part of these financial statements.

36	DIREXION ANNUAL REPORT

Direxion Monthly S&P 500® Bull 2X Fund

Schedule of Investments

August 31, 2013

No reportable investments.

Value
TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0%(a)	32,006,852

TOTAL NET ASSETS - 100.0%	$32,006,852

Percentages are stated as a percent of net assets.

(a)	$7,030,000 of cash is pledged as collateral for swap contracts.

Long Equity Swap Contracts

August 31, 2013

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	S&P 500® Index	39,200	$65,523,068	(0.23%)	1/15/2015	$(1,410,407)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	37

Direxion Monthly S&P 500® Bear 2X Fund

Schedule of Investments

August 31, 2013

No reportable investments.

Value
TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0%(a)	7,854,715

TOTAL NET ASSETS - 100.0%	$7,854,715

Percentages are stated as a percent of net assets.

(a)	$1,580,000 of cash is pledged as collateral for swap contracts.

Short Equity Swap Contracts

August 31, 2013

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse Capital International	S&P 500® Index	9,494	$15,618,504	(0.02%)	10/15/2013	$77,761

The accompanying notes are an integral part of these financial statements.

38	DIREXION ANNUAL REPORT

Direxion Monthly Latin America Bull 2X Fund

Schedule of Investments

August 31, 2013

No reportable investments.

Value
TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0% (a)	13,355,508

TOTAL NET ASSETS - 100.0%	$13,355,508

Percentages are stated as a percent of net assets.

(a)	$8,494,150 of cash is pledged as collateral for swap contracts.

Long Equity Swap Contracts

August 31, 2013

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Bank of America Merrill Lynch	iShares Latin America 40 ETF	422,460	$19,116,247	(1.13%)	7/16/2014	$(4,202,641)
Bank of America Merrill Lynch	iShares Latin America 40 ETF	73,118	3,313,995	(1.13%)	8/20/2014	(731,404)
Bank of America Merrill Lynch	iShares Latin America 40 ETF	27,033	1,172,021	(1.13%)	9/17/2014	(215,734)
Bank of America Merrill Lynch	iShares Latin America 40 ETF	39,153	1,554,140	(1.13%)	10/15/2014	(175,142)
Bank of America Merrill Lynch	iShares Latin America 40 ETF	12,593	539,386	(1.13%)	11/19/2014	(92,873)
Bank of America Merrill Lynch	iShares Latin America 40 ETF	67,295	2,680,340	(1.13%)	12/17/2014	(290,490)
Bank of America Merrill Lynch	iShares Latin America 40 ETF	51,395	1,823,172	(1.13%)	1/21/2015	(13,638)
Bank of America Merrill Lynch	iShares Latin America 40 ETF	56,548	2,072,118	(1.13%)	2/18/2015	(95,231)
Bank of America Merrill Lynch	iShares Latin America 40 ETF	13,795	486,083	(1.13%)	3/18/2015	(3,423)

		763,390	$32,757,502			$(5,820,576)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	39

Statements of Assets & Liabilities

August 31, 2013

	Direxion Monthly Small Cap Bull 2X Fund	Direxion Monthly Small Cap Bear 2X Fund	Direxion Monthly 7-10 Year Treasury Bull 2X Fund	Direxion Monthly 7-10 Year Treasury Bear 2X Fund
Assets:
Cash	$12,440,620	$14,286,335	$17,017,219	$6,324,073
Receivables:
Fund shares sold	422,476	72,259	9,800	1,299,299
Deposits at broker for swaps	3,530,000	4,470,000	7,510,000	2,550,000
Unrealized appreciation on swaps	—	—	—	144,789
Other assets	5,760	—	6,346	—

Total assets	16,398,856	18,828,594	24,543,365	10,318,161

Liabilities:
Payables:
Fund shares redeemed	233,140	508,821	527,724	14,222
Due to broker for swaps	18,733	978	12,139	260,000
Unrealized depreciation on swaps	772,349	705,404	200,706	—
Accrued investment advisory fees	10,867	10,482	104,803	5,837
Accrued operating services fees	9,419	9,085	90,830	5,059
Accrued distribution expenses	3,622	3,494	34,934	1,945
Accrued shareholder servicing fees	3,622	3,494	34,934	1,945
Other liabilities	19	3	—	8

Total liabilities	1,051,771	1,241,761	1,006,070	289,016

Net Assets	$15,347,085	$17,586,833	$23,537,295	$10,029,145

Net Assets Consist of:
Capital stock	$16,848,299	$64,876,285	$39,111,117	$32,140,459
Accumulated net investment loss	—	(176,650)	(359,621)	(2,073)
Accumulated net realized loss	(728,865)	(46,407,398)	(15,013,495)	(22,254,030)
Net unrealized appreciation (depreciation) on:
Swaps	(772,349)	(705,404)	(200,706)	144,789

Total Net Assets	$15,347,085	$17,586,833	$23,537,295	$10,029,145

Calculation of Net Asset Value Per Share:
Net assets	$15,347,085	$17,586,833	$23,537,295	$10,029,145
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	216,610	3,999,332	798,491	1,627,559
Net asset value, redemption price and offering price per share	$70.85	$4.40	$29.48	$6.16

Cost of Investments	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

40	DIREXION ANNUAL REPORT

Statements of Assets & Liabilities

August 31, 2013

	Dynamic HY Bond Fund	Direxion Monthly Commodity Bull 2X Fund
Assets:
Investments, at market value (Note 2)	$15,697,046	$—
Cash	319,805	4,256,322
Receivables:
Fund shares sold	56,986	2,650
Deposits at broker for swaps	—	4,100,000
Due from broker for swaps	—	61
Unrealized appreciation on swaps	—	3,053
Dividends and interest	—	8

Total assets	16,073,837	8,362,094

Liabilities:
Payables:
Fund shares redeemed	—	16,968
Due to broker for swaps	—	25,024
Unrealized depreciation on swaps	—	36,778
Accrued investment advisory fees	1,535	5,516
Accrued operating services fees	1,280	4,781
Accrued distribution expenses	639	1,839
Accrued shareholder servicing fees	639	1,839
Other liabilities	—	6

Total liabilities	4,093	92,751

Net Assets	$16,069,744	$8,269,343

Net Assets Consist Of:
Capital stock	$30,465,922	$35,460,576
Undistributed (Accumulated) net investment income (loss)	30,304	(117,813)
Accumulated net realized loss	(14,500,409)	(27,039,695)
Net unrealized appreciation (depreciation) on:
Investments	73,927	—
Swaps	—	(33,725)

Total Net Assets	$16,069,744	$8,269,343

Calculation of Net Asset Value Per Share:
Net assets	$16,069,744	$8,269,343
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	1,179,335	161,411
Net asset value, redemption price and offering price per share	$13.6261	$51.23

Cost of Investments	$15,623,119	$—

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	41

Statements of Assets & Liabilities

August 31, 2013

	Direxion Monthly Emerging Markets Bull 2X Fund	Direxion Monthly China Bull 2X Fund	U.S. Government Money Market Fund
Assets:
Investments, at market value (Note 2)	$—	$—	$11,885,568
Cash	1,767,291	2,520,428	—
Receivables:
Fund shares sold	1,588,008	194,168	432,528
Deposits at broker for swaps	2,810,000	1,760,000	—
Due from Adviser	—	—	7,545
Due from broker for swaps	380,000	—	—
Unrealized appreciation on swaps	51,728	—	—
Dividends and interest	—	—	7

Total Assets	6,597,027	4,474,596	12,325,648

Liabilities:
Payables:
Fund shares redeemed	955,434	67,517	786,289
Due to broker for swaps	165,546	—	—
Unrealized depreciation on swaps	238,197	115,860	—
Accrued investment advisory fees	3,335	2,805	—
Accrued operating services fees	2,891	2,435	4,851
Accrued distribution expenses	1,111	935	—
Accrued shareholder servicing fees	1,111	935	2,695
Other liabilities	1	—	—

Total Liabilities	1,367,626	190,487	793,835

Net Assets	$5,229,401	$4,284,109	$11,531,813

Net Assets Consist of:
Capital stock	$42,341,268	$15,546,087	$11,532,251
Accumulated net investment loss	(273,037)	(116,117)	—
Accumulated net realized loss	(36,652,361)	(11,030,001)	(438)
Net unrealized appreciation (depreciation) on:
Swaps	(186,469)	(115,860)	—

Total Net Assets	$5,229,401	$4,284,109	$11,531,813

Calculation of Net Asset Value Per Share:
Net assets	$5,229,401	$4,284,109	$11,531,813
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	126,424	138,282	11,531,841
Net asset value, redemption price and offering price per share	$41.36	$30.98	$1.00

Cost of Investments	$—	$—	$11,885,568

The accompanying notes are an integral part of these financial statements.

42	DIREXION ANNUAL REPORT

Statements of Assets & Liabilities

August 31, 2013

	Direxion Monthly NASDAQ-100® Bull 2X Fund	Direxion Monthly S&P 500® Bull 2X Fund	Direxion Monthly S&P 500® Bear 2X Fund	Direxion Monthly Latin America Bull 2X Fund
Assets:
Cash	$19,868,720	$21,695,737	$5,965,914	$4,877,230
Receivables:
Fund shares sold	109,519	4,797,155	279,144	196,005
Deposits at broker for swaps	5,770,000	7,030,000	1,580,000	8,494,150
Due from broker for swaps	—	—	—	6,200,000
Unrealized appreciation on swaps	—	—	77,761	—
Dividends and interest	—	—	—	395

Total assets	25,748,239	33,522,892	7,902,819	19,767,780

Liabilities:
Payables:
Fund shares redeemed	191,757	67,768	36,693	207,457
Due to broker for swaps	13,797	2	—	361,441
Unrealized depreciation on swaps	987,701	1,410,407	—	5,820,576
Accrued investment advisory fees	15,974	14,940	4,505	8,999
Accrued operating services fees	13,844	12,948	3,904	7,799
Accrued distribution expenses	5,325	4,980	1,501	3,000
Accrued shareholder servicing fees	5,325	4,980	1,501	3,000
Other liabilities	22	15	—	—

Total liabilities	1,233,745	1,516,040	48,104	6,412,272

Net Assets	$24,514,494	$32,006,852	$7,854,715	$13,355,508

Net Assets Consist of:
Capital stock	$30,437,591	$33,748,203	$61,528,296	$196,658,152
Accumulated net investment loss	(272,076)	—	(161,569)	(244,297)
Undistributed (Accumulated) net realized gain (loss)	(4,663,320)	(330,944)	(53,589,773)	(177,237,771)
Net unrealized appreciation (depreciation) on:
Swaps	(987,701)	(1,410,407)	77,761	(5,820,576)

Total Net Assets	$24,514,494	$32,006,852	$7,854,715	$13,355,508

Calculation of Net Asset Value Per Share:
Net assets	$24,514,494	$32,006,852	$7,854,715	$13,355,508
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	167,142	521,068	583,691	515,570
Net asset value, redemption price and offering price per share	$146.67	$61.43	$13.46	$25.90

Cost of Investments	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	43

Statements of Operations

For the Year Ended August 31, 2013

	Direxion Monthly Small Cap Bull 2X Fund	Direxion Monthly Small Cap Bear 2X Fund	Direxion Monthly 7-10 Year Treasury Bull 2X Fund	Direxion Monthly 7-10 Year Treasury Bear 2X Fund
Investment Income:
Dividend income	$—	$—	$239,270	$—
Interest income	4,369	9,742	12,334	4,272

Total investment income	4,369	9,742	251,604	4,272

Expenses:
Investment advisory fees	76,666	125,545	319,354	68,087
Operating services fees	66,444	108,806	276,773	59,008
Distribution expenses	25,555	41,848	106,451	22,696
Shareholder servicing fees	25,555	41,848	106,451	22,696

Total expenses before reimbursement and excise taxes	194,220	318,047	809,029	172,487
Excise taxes	—	10	—	1
Less: Reimbursement of expenses from Adviser	—	—	(31,151)	—

Total expenses	194,220	318,057	777,878	172,488

Net investment loss	(189,851)	(308,315)	(526,274)	(168,216)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investments	1,990	—	(2,937,085)	—
Swaps	5,203,913	(7,646,395)	(11,359,548)	542,810
Contributions by affiliates (Note 4)	—	—	6,346	104,934

	5,205,903	(7,646,395)	(14,290,287)	647,744

Change in net unrealized appreciation (depreciation) on:
Swaps	(878,354)	359,622	(643,142)	300,010

Net realized and unrealized gain (loss) on investments	4,327,549	(7,286,773)	(14,933,429)	947,754

Net increase (decrease) in net assets resulting from operations	$4,137,698	$(7,595,088)	$(15,459,703)	$779,538

The accompanying notes are an integral part of these financial statements.

44	DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended August 31, 2013

	Dynamic HY Bond Fund	Direxion Monthly Commodity Bull 2X Fund
Investment Income:
Dividend income	$1,151,880	$—
Interest income	988	4,409

Total investment income	1,152,868	4,409

Expenses:
Investment advisory fees	141,218	80,581
Operating services fees	94,145	69,836
Distribution expenses	47,072	26,860
Shareholder servicing fees	47,072	26,860

Total expenses before reimbursement and excise taxes	329,507	204,137
Less: Reimbursement of expenses from Adviser	(28,243)	—

Total expenses	301,264	204,137

Net investment income (loss)	851,604	(199,728)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investments	1,886,800	—
Swaps	—	1,285,920

	1,886,800	1,285,920

Capital gain distributions from regulated investment companies	154	—

Change in net unrealized appreciation (depreciation) on:
Investments	(2,693,569)	—
Swaps	—	354,147

	(2,693,569)	354,147

Net realized and unrealized gain (loss) on investments	(806,615)	1,640,067

Net increase in net assets resulting from operations	$44,989	$1,440,339

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	45

Statements of Operations

For the Year Ended August 31, 2013

	Direxion Monthly Emerging Markets Bull 2X Fund	Direxion Monthly China Bull 2X Fund	U.S. Government Money Market Fund
Investment Income:
Interest income	$12,491	$3,686	$9,522

Total investment income	12,491	3,686	9,522

Expenses:
Investment advisory fees	203,962	66,950	66,342
Operating services fees	176,767	58,024	59,708
Distribution expenses	67,987	22,317	—
Shareholder servicing fees	67,987	22,317	33,171

Total expenses before reimbursement and excise taxes	516,703	169,608	159,221
Less: Reimbursement of expenses from Adviser	(3,436)	—	(159,221)

Total expenses	513,267	169,608	—

Net investment income (loss)	(500,776)	(165,922)	9,522

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Swaps	(1,559,465)	(384,172)	—

	(1,559,465)	(384,172)	—

Change in net unrealized appreciation (depreciation) on:
Swaps	1,216,774	346,206	—

Net realized and unrealized loss on investments	(342,691)	(37,966)	—

Net increase (decrease) in net assets resulting from operations	$(843,467)	$(203,888)	$9,522

The accompanying notes are an integral part of these financial statements.

46	DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended August 31, 2013

	Direxion Monthly NASDAQ-100® Bull 2X Fund	Direxion Monthly S&P 500® Bull 2X Fund	Direxion Monthly S&P 500® Bear 2X Fund	Direxion Monthly Latin America Bull 2X Fund
Investment Income:
Interest income	$13,057	$10,513	$8,444	$11,548

Total investment income	13,057	10,513	8,444	11,548

Expenses:
Investment advisory fees	180,543	169,624	106,718	163,998
Operating services fees	156,470	147,008	92,489	142,132
Distribution expenses	60,181	56,541	35,573	54,666
Shareholder servicing fees	60,181	56,541	35,573	54,666

Total expenses before reimbursement and excise taxes	457,375	429,714	270,353	415,462

Total expenses	457,375	429,714	270,353	415,462

Net investment loss	(444,318)	(419,201)	(261,909)	(403,914)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Swaps	5,285,178	9,561,850	(6,893,114)	(5,727,159)

	5,285,178	9,561,850	(6,893,114)	(5,727,159)

Change in net unrealized appreciation (depreciation) on:
Swaps	(1,095,116)	(1,556,697)	393,055	1,198,971

Net realized and unrealized gain (loss) on investments	4,190,062	8,005,153	(6,500,059)	(4,528,188)

Net increase (decrease) in net assets resulting from operations	$3,745,744	$7,585,952	$(6,761,968)	$(4,932,102)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	47

Statements of Changes in Net Assets

	Direxion Monthly Small Cap Bull 2X Fund		Direxion Monthly Small Cap Bear 2X Fund
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012
Increase (Decrease) in net assets from:
Operations:
Net investment loss	$(189,851)	$(169,571)	$(308,315)	$(255,995)
Net realized gain (loss) on investments	5,205,903	2,076,767	(7,646,395)	(2,139,296)
Change in net unrealized appreciation (depreciation) of investments	(878,354)	114,982	359,622	(418,001)

Net increase (decrease) in net assets resulting from operations	4,137,698	2,022,178	(7,595,088)	(2,813,292)

Distributions to shareholders:
Total distributions to shareholders	—	—	—	—

Capital share transactions:
Net increase (decrease) in net assets resulting from net change capital share transactions(a)	4,129,375	(3,947,289)	2,142,289	18,013,285

Total increase (decrease) in net assets	8,267,073	(1,925,111)	(5,452,799)	15,199,993

Net assets:
Beginning of year	7,080,012	9,005,123	23,039,632	7,839,639

End of year	$15,347,085	$7,080,012	$17,586,833	$23,039,632

Accumulated net investment loss, end of year	$—	$(115,411)	$(176,650)	$(202,072)

(a)	Summary of capital share transactions is as follows:

	Direxion Monthly Small Cap Bull 2X Fund				Direxion Monthly Small Cap Bear 2X Fund
	Year Ended August 31, 2013		Year Ended August 31, 2012		Year Ended August 31, 2013		Year Ended August 31, 2012
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares sold	1,227,425	$70,791,170	1,548,183	$61,462,661	15,952,947	$93,426,748	15,729,347	$145,273,826
Shares redeemed	(1,165,332)	(66,661,795)	(1,630,822)	(65,409,950)	(14,967,436)	(91,284,459)	(13,371,997)	(127,260,541)

Net increase (decrease)	62,093	$4,129,375	(82,639)	$(3,947,289)	985,511	$2,142,289	2,357,350	$18,013,285

The accompanying notes are an integral part of these financial statements.

48	DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Monthly 7-10 Year Treasury Bull 2X Fund		Direxion Monthly 7-10 Year Treasury Bear 2X Fund
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012
Increase (Decrease) in net assets from:
Operations:
Net investment loss	$(526,274)	$(887,596)	$(168,216)	$(504,792)
Net realized gain (loss) on investments	(14,290,287)	3,773,100	647,744	(6,591,938)
Change in net unrealized appreciation (depreciation) of investments	(643,142)	393,379	300,010	588,776

Net increase (decrease) in net assets resulting from operations	(15,459,703)	3,278,883	779,538	(6,507,954)

Distributions to shareholders:
Net realized gains	(985,976)	(39,145)	—	—

Total distributions to shareholders	(985,976)	(39,145)	—	—

Capital share transactions:
Net increase (decrease) in net assets resulting from net change capital share transactions(a)	1,763,023	2,567,210	(1,036,767)	(239,821)

Total increase (decrease) in net assets	(14,682,656)	5,806,948	(257,229)	(6,747,775)

Net assets:
Beginning of year	38,219,951	32,413,003	10,286,374	17,034,149

End of year	$23,537,295	$38,219,951	$10,029,145	$10,286,374

Accumulated net investment loss, end of year	$(359,621)	$—	$(2,073)	$(352,491)

(a)	Summary of capital share transactions is as follows:

	Direxion Monthly 7-10 Year Treasury Bull 2X Fund				Direxion Monthly 7-10 Year Treasury Bear 2X Fund
	Year Ended August 31, 2013		Year Ended August 31, 2012		Year Ended August 31, 2013		Year Ended August 31, 2012
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares sold	14,937,277	$470,670,774	15,725,630	$534,495,790	15,894,162	$90,467,803	54,429,718	$341,022,283
Shares issued in reinvestment of distributions	28,864	972,132	1,162	38,505	—	—	—	—
Shares redeemed	(15,230,093)	(469,879,883)	(15,699,523)	(531,967,085)	(16,115,789)	(91,504,570)	(55,015,231)	(341,262,104)

Net increase (decrease)	(263,952)	$1,763,023	27,269	$2,567,210	(221,627)	$(1,036,767)	(585,513)	$(239,821)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	49

Statements of Changes in Net Assets

	Dynamic HY Bond Fund
	Year Ended August 31, 2013	Year Ended August 31, 2012
Increase (Decrease) in net assets from:
Operations:
Net investment income	$851,604	$9,142,708
Net realized gain (loss) on investments	1,886,800	(6,418,115)
Capital gain distributions from regulated investment companies	154	864,902
Change in net unrealized appreciation (depreciation) of investments	(2,693,569)	2,699,837

Net increase in net assets resulting from operations	44,989	6,289,332

Distributions to shareholders:
Net investment income	(1,983,713)	(7,997,506)

Total distributions to shareholders	(1,983,713)	(7,997,506)

Capital share transactions:
Net increase (decrease) in net assets resulting from net change capital share transactions(a)	(67,068,046)	81,232,904

Total increase (decrease) in net assets	(69,006,770)	79,524,730

Net assets:
Beginning of year	85,076,514	5,551,784

End of year	$16,069,744	$85,076,514

Undistributed net investment income, end of year	$30,304	$1,162,413

(a)	Summary of capital share transactions is as follows:

	Dynamic HY Bond Fund
	Year Ended August 31, 2013		Year Ended August 31, 2012
	Shares	Value	Shares	Value
Shares sold	12,044,769	$169,961,246	79,841,383	$1,135,945,545
Shares issued in reinvestment of distributions	120,389	1,730,238	557,120	7,839,972
Shares redeemed	(16,819,996)	(238,759,530)	(74,962,909)	(1,062,552,613)

Net increase	(4,654,838)	$(67,068,046)	5,435,594	$81,232,904

The accompanying notes are an integral part of these financial statements.

50	DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Monthly Commodity Bull 2X Fund		Direxion Monthly Emerging Markets Bull 2X Fund
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012
Increase (Decrease) in net assets from:
Operations:
Net investment loss	$(199,728)	$(341,585)	$(500,776)	$(364,411)
Net realized gain (loss) on investments	1,285,920	(13,348,158)	(1,559,465)	2,065,512
Change in net unrealized appreciation (depreciation) of investments	354,147	6,044,907	1,216,774	(2,683,119)

Net increase (decrease) in net assets resulting from operations	1,440,339	(7,644,836)	(843,467)	(982,018)

Distributions to shareholders:
Total distributions to shareholders	—	—	—	—

Capital share transactions:
Net increase (decrease) in net assets resulting from net change capital share transactions(a)	(7,872,840)	(4,672,056)	(31,939,576)	21,078,838

Total increase (decrease) in net assets	(6,432,501)	(12,316,892)	(32,783,043)	20,096,820

Net assets:
Beginning of year	14,701,844	27,018,736	38,012,444	17,915,624

End of year	$8,269,343	$14,701,844	$5,229,401	$38,012,444

Accumulated net investment loss, end of year	$(117,813)	$(219,175)	$(273,037)	$(271,151)

(a)	Summary of capital share transactions is as follows:

	Direxion Monthly Commodity Bull 2X Fund				Direxion Monthly Emerging Markets Bull 2X Fund
	Year Ended August 31, 2013		Year Ended August 31, 2012		Year Ended August 31, 2013		Year Ended August 31, 2012
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares sold	722,082	$36,779,338	727,058	$37,669,698	2,361,398	$121,564,363	6,084,225	$292,864,204
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	(878,240)	(44,652,178)	(831,749)	(42,341,754)	(3,078,954)	(153,503,939)	(5,541,399)	(271,785,366)

Net increase (decrease)	(156,158)	$(7,872,840)	(104,691)	$(4,672,056)	(717,556)	$(31,939,576)	542,826	$21,078,838

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	51

Statements of Changes in Net Assets

	Direxion Monthly China Bull 2X Fund
	Year Ended August 31, 2013	Year Ended August 31, 2012
Increase (Decrease) in net assets from:
Operations:
Net investment loss	$(165,922)	$(121,982)
Net realized (loss) on investments	(384,172)	(2,444,667)
Change in net unrealized appreciation (depreciation) of investments	346,206	(703,271)

Net (decrease) in net assets resulting from operations	(203,888)	(3,269,920)

Distributions to shareholders:
Total distributions to shareholders	—	—

Capital share transactions:
Net increase (decrease) in net assets resulting from net change capital share transactions(a)	(1,088,466)	1,898,913

Total decrease in net assets	(1,292,354)	(1,371,007)

Net assets:
Beginning of year	5,576,463	6,947,470

End of year	$4,284,109	$5,576,463

Accumulated net investment loss, end of year	$(116,117)	$(82,222)

(a)	Summary of capital share transactions is as follows:

	Direxion Monthly China Bull 2X Fund
	Year Ended August 31, 2013		Year Ended August 31, 2012
	Shares	Value	Shares	Value
Shares sold	2,224,317	$79,738,552	2,035,570	$65,280,456
Shares redeemed	(2,290,960)	(80,827,018)	(2,000,198)	(63,381,543)

Net increase (decrease)	(66,643)	$(1,088,466)	35,372	$1,898,913

The accompanying notes are an integral part of these financial statements.

52	DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	U.S. Government Money Market Fund
	Year Ended August 31, 2013	Year Ended August 31, 2012
Increase (Decrease) in net assets from:
Operations:
Net investment income	$9,522	$15,210

Net increase in net assets resulting from operations	9,522	15,210

Distributions to shareholders:
Net investment income:	(9,542)	(15,801)

Total distributions to shareholders	(9,542)	(15,801)

Capital share transactions:
Net decrease in net assets resulting from net change capital share transactions(a)	(6,718,396)	(1,847,355)

Total decrease in net assets	(6,718,416)	(1,847,946)

Net assets:
Beginning of year	18,250,229	20,098,175

End of year	$11,531,813	$18,250,229

Undistributed net investment income, end of year	$—	$20

(a)	Summary of capital share transactions is as follows:

	U.S. Government Money Market Fund
	Year Ended August 31, 2013		Year Ended August 31, 2012
	Shares	Value	Shares	Value
Shares sold	165,462,505	$165,462,528	466,887,084	$466,887,672
Shares issued in reinvestment of distributions	8,913	8,913	12,089	12,089
Shares redeemed	(172,189,835)	(172,189,837)	(468,747,114)	(468,747,116)

Net decrease	(6,718,417)	$(6,718,396)	(1,847,941)	$(1,847,355)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	53

Statements of Changes in Net Assets

	Direxion Monthly NASDAQ-100® Bull 2X Fund
	Year Ended August 31, 2013	May 1, 2012 to August 31, 2012	Year Ended April 30, 2012
Increase (Decrease) in net assets from:
Operations:
Net investment loss	$(444,318)	$(155,468)	$(332,459)
Net realized gain on investments	5,285,178	234,489	3,089,029
Change in net unrealized appreciation (depreciation) of investments	(1,095,116)	390,683	(907,925)

Net increase in net assets resulting from operations	3,745,744	469,704	1,848,645

Distributions to shareholders:
Total distributions to shareholders	—	—	—

Capital share transactions:
Net increase (decrease) in net assets resulting from net change capital share transactions(a)	(5,643,070)	(3,298,988)	5,992,068

Total increase (decrease) in net assets	(1,897,326)	(2,829,284)	7,840,713

Net assets:
Beginning of year/period	26,411,820	29,241,104	21,400,391

End of year/period	$24,514,494	$26,411,820	$29,241,104

Accumulated net investment loss, end of year/period	$(272,076)	$—	$(135,210)

(a)	Summary of capital share transactions is as follows:

	Direxion Monthly NASDAQ-100® Bull 2X Fund
	Year Ended August 31, 2013		May 1, 2012 to August 31, 2012		Year Ended April 30, 2012
	Shares	Value	Shares	Value	Shares	Value
Shares sold	715,079	$87,127,491	245,073	$26,709,387	984,586	$94,275,537
Shares redeemed	(768,635)	(92,770,561)	(275,583)	(30,008,375)	(962,469)	(88,283,469)

Net increase (decrease)	(53,556)	$(5,643,070)	(30,510)	$(3,298,988)	22,127	$5,992,068

The accompanying notes are an integral part of these financial statements.

54	DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Monthly S&P 500® Bull 2X Fund
	Year Ended August 31, 2013	May 1, 2012 to August 31, 2012	Year Ended April 30, 2012
Increase (Decrease) in net assets from:
Operations:
Net investment loss	$(419,201)	$(103,905)	$(365,320)
Net realized gain (loss) on investments	9,561,850	768,673	(564,412)
Change in net unrealized appreciation (depreciation) of investments	(1,556,697)	(315,999)	232,912

Net increase (decrease) in net assets resulting from operations	7,585,952	348,769	(696,820)

Distributions to shareholders:
Net realized gains	(968,479)	—	(1,704,431)

Total distributions to shareholders	(968,479)	—	(1,704,431)

Capital share transactions:
Net increase (decrease) in net assets resulting from net change capital share transactions(a)	9,858,269	(4,527,984)	1,876,936

Total increase (decrease) in net assets	16,475,742	(4,179,215)	(524,315)

Net assets:
Beginning of year/period	15,531,110	19,710,325	20,234,640

End of year/period	$32,006,852	$15,531,110	$19,710,325

Accumulated net investment loss, end of year/period	$—	$—	$(94,280)

(a)	Summary of capital share transactions is as follows:

	Direxion Monthly S&P 500® Bull 2X Fund
	Year Ended August 31, 2013		May 1, 2012 to August 31, 2012		Year Ended April 30, 2012
	Shares	Value	Shares	Value	Shares	Value
Shares sold	3,507,239	$188,636,985	990,683	$42,578,837	5,773,534	$246,300,783
Shares issued in reinvestment of distributions	19,714	942,533	—	—	40,502	1,628,656
Shares redeemed	(3,337,795)	(179,721,249)	(1,085,898)	(47,106,821)	(5,795,885)	(246,052,503)

Net increase (decrease)	189,158	$9,858,269	(95,215)	$(4,527,984)	18,151	$1,876,936

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	55

Statements of Changes in Net Assets

	Direxion Monthly S&P 500® Bear 2X Fund
	Year Ended August 31, 2013	May 1, 2012 to August 31, 2012	Year Ended April 30, 2012
Increase (Decrease) in net assets from:
Operations:
Net investment loss	$(261,909)	$(86,996)	$(345,615)
Net realized (loss) on investments	(6,893,114)	(176,378)	(8,003,534)
Change in net unrealized appreciation (depreciation) of investments	393,055	(242,310)	605,172

Net (decrease) in net assets resulting from operations	(6,761,968)	(505,684)	(7,743,977)

Distributions to shareholders:
Total distributions to shareholders	—	—	—

Capital share transactions:
Net increase (decrease) in net assets resulting from net change capital share transactions(a)	3,635,863	(1,829,145)	11,194,170

Total increase (decrease) in net assets	(3,126,105)	(2,334,829)	3,450,193

Net assets:
Beginning of year/period	10,980,820	13,315,649	9,865,456

End of year/period	$7,854,715	$10,980,820	$13,315,649

Accumulated net investment loss, end of year/period	$(161,569)	$—	$(85,123)

(a)	Summary of capital share transactions is as follows:

	Direxion Monthly S&P 500® Bear 2X Fund
	Year Ended August 31, 2013		May 1, 2012 to August 31, 2012		Year Ended April 30, 2012
	Shares	Value	Shares	Value	Shares	Value
Shares sold	7,120,984	$116,111,477	2,370,033	$51,858,718	7,987,660	$225,455,973
Shares redeemed	(7,088,078)	(112,475,614)	(2,452,655)	(53,687,863)	(7,741,656)	(214,261,803)

Net increase (decrease)	32,906	$3,635,863	(82,622)	$(1,829,145)	246,004	$11,194,170

The accompanying notes are an integral part of these financial statements.

56	DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Monthly Latin America Bull 2X Fund
	Year Ended August 31, 2013	May 1, 2012 to August 31, 2012	Year Ended April 30, 2012
Increase (Decrease) in net assets from:
Operations:
Net investment loss	$(403,914)	$(167,978)	$(792,519)
Net realized (loss) on investments	(5,727,159)	(4,262,436)	(14,849,182)
Change in net unrealized appreciation (depreciation) of investments	1,198,971	(1,539,906)	(6,705,157)

Net (decrease) in net assets resulting from operations	(4,932,102)	(5,970,320)	(22,346,858)

Distributions to shareholders:
Total distributions to shareholders	—	—	—

Capital share transactions:
Net decrease in net assets resulting from net change capital share transactions(a)	(8,842,173)	(1,239,843)	(11,662,564)

Total decrease in net assets	(13,774,275)	(7,210,163)	(34,009,422)

Net assets:
Beginning of year/period	27,129,783	34,339,946	68,349,368

End of year/period	$13,355,508	$27,129,783	$34,339,946

Accumulated net investment loss, end of year/period	$(244,297)	$—	$(233,871)

(a)	Summary of capital share transactions is as follows:

	Direxion Monthly Latin America Bull 2X Fund
	Year Ended August 31, 2013		May 1, 2012 to August 31, 2012		Year Ended April 30, 2012
	Shares	Value	Shares	Value	Shares	Value
Shares sold	546,236	$19,289,206	271,300	$9,991,022	949,900	$45,634,808
Shares redeemed	(766,191)	(28,131,379)	(299,432)	(11,230,865)	(1,195,236)	(57,297,372)

Net decrease	(219,955)	$(8,842,173)	(28,132)	$(1,239,843)	(245,336)	$(11,662,564)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	57

Financial Highlights

														RATIOS TO AVERAGE NET ASSETS
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)[2]	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Return of Capital Distribution	Total Distributions	Net Asset Value, End of Year		Total Return[3]		Net Assets, End of Year (,000)	Including Short Dividends		Excluding Short Dividends		Net Investment Income (Loss) After Expense Reimbursement/ Recoupment[1]		Portfolio Turnover Rate[4]
														Total Expenses[1]	Net Expenses[1]	Total Expenses[1]	Net Expenses[1]
Direxion Monthly Small Cap Bull 2X Fund
Year ended August 31, 2013	$45.82	$(1.12)	$26.15	$25.03	$—	$—	$—	$—	$70.85		54.63%		$15,347	—	—	1.90%	1.90%	(1.86%	)	0%
Year ended August 31, 2012	37.97	(0.76)	8.61	7.85	—	—	—	—	45.82		20.67%		7,080	—	—	1.90%	1.90%	(1.86%	)	0%
Year ended August 31, 2011	26.78	(0.81)	12.00	11.19	—	—	—	—	37.97		41.78%		9,005	—	—	1.90%	1.90%	(1.84%	)	0%
Year ended August 31, 2010	24.54	(0.57)	2.81	2.24	—	—	—	—	26.78		9.13%		6,510	—	—	1.90%	1.90%	(1.80%	)	0%
Year ended August 31, 2009	80.66	(0.25)	(55.87)	(56.12)	—	—	—	—	24.54		(69.58%	)	14,559	—	—	2.16%	1.89%	(1.31%	)	0%
Direxion Monthly Small Cap Bear 2X Fund
Year ended August 31, 2013	7.64	(0.11)	(3.13)	(3.24)	—	—	—	—	4.40		(42.41%	)	17,587	—	—	1.90%	1.90%	(1.84%	)	0%
Year ended August 31, 2012	11.94	(0.16)	(4.14)	(4.30)	—	—	—	—	7.64		(36.01%	)	23,040	—	—	1.90%	1.90%	(1.85%	)	0%
Year ended August 31, 2011	20.84	(0.22)	(8.68)	(8.90)	—	—	—	—	11.94		(42.71%	)	7,840	—	—	1.90%	1.88%	(1.80%	)[5]	0%
Year ended August 31, 2010	29.50	(0.35)	(8.31)	(8.66)	—	—	—	—	20.84		(29.36%	)	32,297	—	—	1.90%	1.90%	(1.78%	)	0%
Year ended August 31, 2009	102.00	(0.80)	(2.50)	(3.30)	(8.20)	—	(61.00)	(69.20)	29.50		(48.97%	)	5,055	—	—	2.20%	1.86%	(1.18%	)	0%
Direxion Monthly 7-10 Year Treasury Bull 2X Fund
Year ended August 31, 2013	35.97	(0.41)	(4.79)	(5.20)	—	(1.29)	—	(1.29)	29.48		(14.89%	)[11]	23,537	—	—	1.90%	1.83%	(1.24%	)[14]	1,286%
Year ended August 31, 2012	31.31	(0.64)	5.34	4.70	—	(0.04)	—	(0.04)	35.97		15.02%		38,220	—	—	1.90%	1.90%	(1.85%	)	0%
Year ended August 31, 2011	31.57	(0.51)	2.29	1.78	—	(2.04)	—	(2.04)	31.31		7.07%		32,413	—	—	1.90%	1.90%	(1.83%	)	0%
Year ended August 31, 2010	27.36	(0.44)	5.57	5.13	—	(0.92)	—	(0.92)	31.57		19.41%		36,457	—	—	1.90%	1.90%	(1.63%	)	1,445%
Year ended August 31, 2009	24.14	0.23	2.99	3.22	—	—	—	—	27.36		13.34%		24,451	—	—	1.73%	1.77%	0.88%		2,327%
Direxion Monthly 7-10 Year Treasury Bear 2X Fund
Year ended August 31, 2013	5.56	(0.11)	0.71	0.60	—	—	—	—	6.16		10.79%	[12]	10,029	—	—	1.90%	1.90%	(1.85%	)	0%
Year ended August 31, 2012	7.00	(0.12)	(1.32)	(1.44)	—	—	—	—	5.56		(20.57%	)	10,286	—	—	1.90%	1.90%	(1.86%	)	0%
Year ended August 31, 2011	8.27	(0.16)	(1.11)	(1.27)	—	—	—	—	7.00		(15.36%	)	17,034	—	—	1.90%	1.90%	(1.83%	)	0%
Year ended August 31, 2010	10.89	(0.20)[6]	(2.42)	(2.62)	—	—	—	—	8.27		(24.06%	)	16,024	2.04%	2.04%	1.90%	1.90%	(1.94%	)[7]	0%
Year ended August 31, 2009	13.82	(0.76)[6]	(2.17)	(2.93)	—	—	—	—	10.89		(21.20%	)	15,721	7.23%	7.18%	1.85%	1.80%	(6.78%	)[7]	0%
Dynamic HY Bond Fund
Year ended August 31, 2013	14.5824	0.6594	(0.3732)	0.2862	(1.2425)	—	—	(1.2425)	13.6261		1.91%		16,070	—	—	1.75%	1.60%	4.52%	[8]	862%
Year ended August 31, 2012	13.93	0.6559	0.4901	1.1460	(0.4936)	—	—	(0.4936)	14.5824	[13]	8.41%		85,077	—	—	1.75%	1.60%	4.64%	[8]	508%
Year ended August 31, 2011	14.07	0.35	0.41	0.76	(0.90)	—	—	(0.90)	13.93		5.48%		5,552	—	—	1.86%	1.84%	2.34%	[8]	995%
Year ended August 31, 2010	13.53	(0.26)	1.45	1.19	(0.65)	—	—	(0.65)	14.07		8.82%		7,708	—	—	1.85%	1.85%	(1.74%	)	0%
Year ended August 31, 2009	16.38	(0.17)[9]	(1.57)	(1.74)	(1.11)	—	—	(1.11)	13.53		(10.73%	)	29,206	1.75%	1.73%	1.75%	1.73%	(1.24%	)[10]	889%
Direxion Monthly Commodity Bull 2X Fund
Year ended August 31, 2013	46.29	(0.96)	5.90	4.94	—	—	—	—	51.23		10.67%		8,269	—	—	1.90%	1.90%	(1.86%	)	0%
Year ended August 31, 2012	63.99	(0.96)	(16.74)	(17.70)	—	—	—	—	46.29		(27.66%	)	14,702	—	—	1.90%	1.90%	(1.86%	)	0%
Year ended August 31, 2011	44.09	(1.32)	21.22	19.90	—	—	—	—	63.99		45.13%		27,019	—	—	1.90%	1.90%	(1.84%	)	0%
Year ended August 31, 2010	36.85	(0.87)	8.11	7.24	—	—	—	—	44.09		19.65%		20,969	—	—	1.90%	1.90%	(1.80%	)	0%
Year ended August 31, 2009	90.21	(0.32)	(53.04)	(53.36)	—	—	—	—	36.85		(59.15%	)	20,152	—	—	1.96%	1.88%	1.07%		30%

[1]	Annualized.
[2]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[3]	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.
[4]

Portfolio turnover is calculated without regard to short-term securities having a maturity of less than one year. Investments in swaps and futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

[5]	Net investment income (loss) ratio before expense reimbursement/recoupment for the year ended August 31, 2011 was (1.82%).
[6]	Net investment income (loss) before interest on short positions for the years ended August 31, 2010 and 2009 were $(0.18) and $0.05, respectively.
[7]

Net investment income (loss) ratio included interest on short positions. The ratio excluding interest on short positions for the years ended August 31, 2010 and 2009 were (1.81%) and (1.40%), respectively.

[8]	Net investment income (loss) ratio before expense reimbursement/recoupment for the years ended August 31, 2013, 2012 and 2011 were 4.37%, 4.49% and 2.32%, respectively.
[9]	Net investment income (loss) before interest on short positions for the year ended August 31, 2009 was $(0.17).
[10]	Net investment income (loss) ratio included interest on short positions. The ratio excluding interest on short positions for the year ended August 31, 2009 was (1.24)%.
[11]	The Adviser voluntarily reimbursed expenses of the Fund. If this reimbursement had not been made, the total return would have been 0.17% lower.
[12]	The Adviser made a contribution due to tracking error. If the contribution had not been made, the total return would have been 1.08% lower.
[13]	Effective September 15, 2011, the Dynamic HY Bond Fund began calculating its NAV to four digits.
[14]	Net investment income (loss) ratio before expense reimbursement for the year ended August 31, 2013 was (1.31%).

58	DIREXION ANNUAL REPORT

Financial Highlights

															RATIOS TO AVERAGE NET ASSETS
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)[2]	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income		Distributions from Realized Capital Gains	Return of Capital Distribution	Total Distributions		Net Asset Value, End of Year	Total Return[3]		Net Assets, End of Year (,000)	Including Short Dividends		Excluding Short Dividends		Net Investment Income (Loss) After Expense Reimbursement/ Recoupment[1]		Portfolio Turnover Rate[4]
															Total Expenses[1]	Net Expenses[1]	Total Expenses[1]	Net Expenses[1]
Direxion Monthly Emerging Markets Bull 2X Fund
Year ended August 31, 2013	$45.04	$(0.97)	$(2.71)	$(3.68)	$—		$—	$—	$—		$41.36	(8.17%	)[7]	$5,229	—	—	1.90%	1.89%	(1.84%	)[8]	0%
Year ended August 31, 2012	59.49	(0.90)	(13.55)	(14.45)	—		—	—	—		45.04	(24.29%	)	38,012	—	—	1.90%	1.90%	(1.87%	)	0%
Year ended August 31, 2011	54.87	(1.34)	5.96	4.62	—		—	—	—		59.49	8.42%		17,916	—	—	1.90%	1.90%	(1.84%	)	0%
Year ended August 31, 2010	45.45	(1.06)	10.48	9.42	—		—	—	—		54.87	20.73%		29,942	—	—	1.90%	1.90%	(1.83%	)	241%
Year ended August 31, 2009	106.45	(0.44)	(60.42)	(60.86)	—		—	(0.14)	(0.14)		45.45	(57.08%	)	24,028	—	—	1.89%	1.89%	(1.34%	)	1,643%
Direxion Monthly China Bull 2X Fund
Year ended August 31, 2013	27.21	(0.67)	4.44	3.77	—		—	—	—		30.98	13.86%		4,284	—	—	1.90%	1.90%	(1.86%	)	0%
Year ended August 31, 2012	40.98	(0.60)	(13.17)	(13.77)	—		—	—	—		27.21	(33.60%	)	5,576	—	—	1.90%	1.90%	(1.87%	)	0%
Year ended August 31, 2011	42.85	(0.93)	(0.94)	(1.87)	—		—	—	—		40.98	(4.36%	)	6,947	—	—	1.90%	1.90%	(1.83%	)	0%
Year ended August 31, 2010	43.69	(0.88)	0.04	(0.84)	—		—	—	—		42.85	(1.92%	)	11,191	—	—	1.90%	1.90%	(1.80%	)	0%
Year ended August 31, 2009	100.92	(0.53)	(56.60)	(57.13)	(0.09)		—	(0.01)	(0.10)		43.69	(56.58%	)	14,453	—	—	2.14%	1.90%	(1.54%	)	3,606%
U.S. Government Money Market Fund
Year ended August 31, 2013	1.00	— [5]	—	— [5]	—	[5]	—	—	—	[5]	1.00	0.07%		11,532	—	—	1.20%	0.00%	0.07%	[6]	0%
Year ended August 31, 2012	1.00	— [5]	—	— [5]	—	[5]	—	—	—	[5]	1.00	0.07%		18,250	—	—	1.20%	0.00%	0.06%	[6]	0%
Year ended August 31, 2011	1.00	— [5]	—	— [5]	—	[5]	—	—	—	[5]	1.00	0.10%		20,098	—	—	1.20%	0.04%	0.06%	[6]	0%
Year ended August 31, 2010	1.00	— [5]	—	— [5]	—	[5]	—	—	—	[5]	1.00	0.06%		60,741	—	—	1.20%	0.05%	0.06%		0%
Year ended August 31, 2009	1.00	— [5]	—	— [5]	—	[5]	—	—	—	[5]	1.00	0.23%		49,355	—	—	1.29%	0.64%	0.24%		0%
Year ended August 31, 2008	1.00	0.02	—	0.02	(0.02)		—	—	(0.02)		1.00	2.23%		91,270	—	—	1.10%	0.99%	1.91%		0%

[1]	Annualized.
[2]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[3]	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.
[4]

Portfolio turnover is calculated without regard to short-term securities having a maturity of less than one year. Investments in swaps and futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

[5]	Amount is less than $0.01 per share.
[6]	Net investment income (loss) ratio before expense reimbursement for the years ended August 31, 2013, 2012, and 2011 was (1.13%), (1.14%) and (1.10%), respectively.
[7]	The Adviser voluntarily reimbursed expenses of the Fund. If this reimbursement had not been made, the total return would have been 0.05% lower.
[8]	Net investment income (loss) ratio before expense reimbursement for the year ended August 31, 2013 was (1.85%).

DIREXION ANNUAL REPORT	59

Financial Highlights

													RATIOS TO AVERAGE NET ASSETS
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[2]	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Return of Capital Distribution	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[3]		Net Assets, End of Year/ Period (,000)	Total Expenses[1]	Net Expenses[1]	Net Investment Income (Loss) After Expense Reimbursement/ Recoupment[1]		Portfolio Turnover Rate[4]
Direxion Monthly NASDAQ-100® Bull 2X Fund
Year ended August 31, 2013	$119.67	$(2.28)	$29.28	$27.00	$—	$—	$—	$—	$146.67	22.56%		$24,514	1.90%	1.90%	(1.85%	)	0%
Period ended August 31, 2012[6]	116.40	(0.66)	3.93	3.27	—	—	—	—	119.67	2.81%	[5]	26,412	1.90%	1.90%	(1.83%	)	0%	[5]
Year ended April 30, 2012	93.42	(1.73)	24.71	22.98	—	—	—	—	116.40	24.60%		29,241	1.90%	1.90%	(1.87%	)	0%
Year ended April 30, 2011	67.85	(1.28)	26.85	25.57	—	—	—	—	93.42	37.69%		21,400	1.90%	1.90%	(1.80%	)	0%
Year ended April 30, 2010	31.57	(0.88)	37.16	36.28	—	—	—	—	67.85	114.92%		27,517	1.95%	1.91%	(1.77%	)	0%
Year ended April 30, 2009	112.07	(0.15)	(79.02)	(79.17)	—	(1.31)	(0.02)	(1.33)	31.57	(70.49%	)	26,156	1.93%	1.81%	(0.38%	)	83%
Direxion Monthly S&P 500® Bull 2X Fund
Year ended August 31, 2013	46.79	(1.01)	17.38	16.37	—	(1.73)	—	(1.73)	61.43	36.05%		32,007	1.90%	1.90%	(1.85%	)	0%
Period ended August 31, 2012[6]	46.15	(0.27)	0.91	0.64	—	—	—	—	46.79	1.39%	[5]	15,531	1.90%	1.90%	(1.83%	)	0%	[5]
Year ended April 30, 2012	49.48	(0.89)	2.06	1.17	—	(4.50)	—	(4.50)	46.15	3.94%		19,710	2.11%	2.11%	(2.09%	)	0%
Year ended April 30, 2011	38.25	(0.69)	11.92	11.23	—	—	—	—	49.48	29.36%		20,235	1.90%	1.90%	(1.81%	)	0%
Year ended April 30, 2010	19.37	(0.44)	19.32	18.88	—	—	—	—	38.25	97.47%		16,857	1.93%	1.87%	(1.67%	)	0%
Year ended April 30, 2009	90.05	(0.21)	(70.46)	(70.67)	—	—	(0.01)	(0.01)	19.37	(78.48%	)	42,611	1.81%	1.85%	(0.95%	)	578%
Direxion Monthly S&P 500® Bear 2X Fund
Year ended August 31, 2013	19.94	(0.30)	(6.18)	(6.48)	—	—	—	—	13.46	(32.50%	)	7,855	1.90%	1.90%	(1.84%	)	0%
Period ended August 31, 2012[6]	21.02	(0.14)	(0.94)	(1.08)	—	—	—	—	19.94	(5.14%	)[5]	10,981	1.90%	1.90%	(1.83%	)	0%	[5]
Year ended April 30, 2012	25.47	(0.51)	(3.94)	(4.45)	—	—	—	—	21.02	(17.47%	)	13,316	1.90%	1.90%	(1.88%	)	0%
Year ended April 30, 2011	39.43	(0.68)	(13.28)	(13.96)	—	—	—	—	25.47	(35.40%	)	9,865	1.90%	1.90%	(1.79%	)	0%
Year ended April 30, 2010	96.60	(0.95)	(56.22)	(57.17)	—	—	—	—	39.43	(59.18%	)	10,168	1.98%	1.91%	(1.75%	)	0%
Year ended April 30, 2009	80.25	(0.75)	22.65	21.90	(5.55)	—	—	(5.55)	96.60	25.39%		26,885	1.93%	1.80%	(0.66%	)	195%
Direxion Monthly Latin America Bull 2X Fund
Year ended August 31, 2013	36.88	(0.69)	(10.29)	(10.98)	—	—	—	—	25.90	(29.77%	)	13,356	1.90%	1.90%	(1.85%	)	0%
Period ended August 31, 2012[6]	44.97	(0.23)	(7.86)	(8.09)	—	—	—	—	36.88	(17.99%	)[5]	27,130	1.90%	1.90%	(1.81%	)	0%	[5]
Year ended April 30, 2012	67.74	(0.91)	(21.86)	(22.77)	—	—	—	—	44.97	(33.61%	)	34,340	1.90%	1.90%	(1.87%	)	0%
Year ended April 30, 2011	55.20	(1.02)	13.56	12.54	—	—	—	—	67.74	22.72%		68,349	1.90%	1.90%	(1.79%	)	0%
Year ended April 30, 2010	23.45	(0.84)	32.59	31.75	—	—	—	—	55.20	135.39%		103,050	1.90%	1.91%	(1.83%	)	0%
Year ended April 30, 2009	177.90	0.30	(151.98)	(151.68)	(0.32)	—	(2.45)	(2.77)	23.45	(85.09%	)	44,601	1.82%	1.75%	0.41%		120%

[1]	Annualized.
[2]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[3]	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.
[4]

Portfolio turnover is calculated without regard to short-term securities having a maturity of less than one year. Investments in swaps and futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

[5]	Not annualized.
[6]	Represents the period from May 1, 2012 to August 31, 2012.

60	DIREXION ANNUAL REPORT

Direxion Funds

NOTES TO THE FINANCIAL STATEMENTS

August 31, 2013

1.	ORGANIZATION

Direxion Funds (the “Trust”) was organized as a Massachusetts Business Trust on June 6, 1997 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The Trust currently has 17 series, of which 13 are included in this report: Direxion Monthly Small Cap Bull 2X Fund, Direxion Monthly Small Cap Bear 2X Fund, Direxion Monthly 7-10 Year Treasury Bull 2X Fund, Direxion Monthly 7-10 Year Treasury Bear 2X Fund, Dynamic HY Bond Fund, Direxion Monthly Commodity Bull 2X Fund, Direxion Monthly Emerging Markets Bull 2X Fund, Direxion Monthly China Bull 2X Fund, U.S. Government Money Market Fund, Direxion Monthly NASDAQ-100® Bull 2X Fund, Direxion Monthly S&P 500® Bull 2X Fund, Direxion Monthly S&P 500® Bear 2X Fund, and Direxion Monthly Latin America Bull 2X Fund (each a “Fund” and collectively, the “Funds”). Each Fund (other than the U.S. Government Money Market Fund) is a non-diversified series of the Trust pursuant to the 1940 Act. The 13 Funds included in this report offer only Investor Class of shares.

With the exception of the Dynamic HY Bond Fund and U.S. Government Money Market Fund, the Funds’ investment objectives are to seek monthly investment results, before fees and expenses, that correspond to the calendar month performance of a particular index or benchmark. The Funds with the word “Bull” in their name attempt to provide investment results that correlate positively to the return of an index or benchmark. The Funds with the word “Bear” in their name attempt to provide investment results that correlate negatively to the return of an index or benchmark.

Fund	Index or Benchmark	Monthly Target
Direxion Monthly Small Cap Bull 2X Fund Direxion Monthly Small Cap Bear 2X Fund	Russell 2000® Index	200 -200	% %
Direxion Monthly 7-10 Year Treasury Bull 2X Fund Direxion Monthly 7-10 Year Treasury Bear 2X Fund	NYSE 7-10 Year Treasury Bond Index	200 -200	% %
Direxion Monthly Commodity Bull 2X Fund	Morgan Stanley® Commodity Related Index	200%
Direxion Monthly Emerging Markets Bull 2X Fund	MSCI Emerging Markets IndexSM	200%
Direxion Monthly China Bull 2X Fund	FTSE/Xinhua China 25 Index	200%
Direxion Monthly NASDAQ-100® Bull 2X Fund	NASDAQ-100® Index	200%
Direxion Monthly S&P 500® Bull 2X Fund Direxion Monthly S&P 500® Bear 2X Fund	S&P 500® Index	200 -200	% %
Direxion Monthly Latin America Bull 2X Fund	S&P Latin America 40 Index	200%

*	Effective April 14, 2013, the Direxion Monthly 7-10 Year Treasury Bull 2X Fund and Direxion Monthly 7-10 Year Treasury Bear 2X Fund changed their names and the index which they seek to track. Prior to April 14, 2013, the funds were called the Direxion Monthly 10 Year Note Bull 2X Fund and the Direxion Monthly 10 Year Note Bear 2X Fund, respectively, and sought calendar month performance of the NYSE Current 10-Year Note Treasury Index.

The Dynamic HY Bond Fund seeks to maximize total return (income plus capital appreciation) by investing primarily in high-yield debt instruments, commonly referred to as “junk bonds,” and derivatives of such instruments, including derivatives that isolate the credit component of such junk bonds and do not provide general interest rate exposure. The U.S. Government Money Market Fund seeks to provide security of principal, current income and liquidity.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a) Investment Valuation – The Net Asset Value (“NAV”) of each Fund is determined daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (“NYSE”), each day the NYSE is open for business. The value of

DIREXION ANNUAL REPORT	61

all portfolio securities and other assets held by a Fund will be determined as of the time a Fund calculates its NAV, 4:00 p.m. Eastern Time (“Valuation Time”). On days that the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets close all day, the Direxion Monthly 7-10 Year Treasury Bull 2X Fund, Direxion Monthly 7-10 Year Treasury Bear 2X Fund and the Dynamic HY Bond Fund (the “Fixed Income Funds”) do not calculate their NAVs even if the NYSE is open for business. Similarly, on days that SIFMA recommends that the bond markets close early, each of the Fixed Income Funds calculates its NAV as of the time of the recommended close, usually 2:00 Eastern Time, rather than the close of regular trading on the NYSE. Equity securities, exchange-traded funds and over-the-counter securities are valued at their last sales price or, if not available, at the average of the last bid and ask prices. Securities primarily traded on the NASDAQ National Market are valued using the NASDAQ Official Closing Price. Investments in open-end mutual funds are valued at their respective quoted NAV on the valuation date. Futures contracts are valued at the settlement price established on the exchange on which they are traded, if that settlement price reflects trading prior to the Valuation Time. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to Valuation Time will be used. Swap contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. Short-term debt securities with an original maturity of 60 days or less and money market securities are valued using the amortized cost method. Other debt securities are valued by using the mean prices provided by the Funds’ pricing service or, if such prices are unavailable, by a matrix pricing method. Securities for which reliable market quotations are not readily available, the Funds’ pricing service does not provide a valuation for such securities, the Funds’ pricing service provides valuation that in the judgment of Rafferty Asset Management, LLC (the “Adviser”) does not represent fair value, or the Fund or Adviser believes the market price is stale, are fair valued as determined by the Adviser under the supervision of the Board of Trustees. Additionally, the Adviser will monitor developments in the marketplace for significant events that may affect the value of those securities whose closing prices were established before the Valuation Time.

b) Repurchase Agreements – Each Fund may enter into repurchase agreements with institutions that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. government securities. In connection with transactions in repurchase agreements, it is the Trust’s policy that the Fund receives, as collateral, cash and/or securities (primarily U.S. government securities) whose fair value, including accrued interest, at all times will be at least equal to 100% of the amount invested by the Fund in each repurchase agreement, including accrued interest. If the seller defaults, and the value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. Certain Funds invested in repurchase agreements during the year ended August 31, 2013, however these Funds were not invested in repurchase agreements at August 31, 2013.

c) Swap Contracts – Each Fund, other than the U.S. Government Money Market Fund, may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector). A Fund enters into master netting agreements with the counterparty. These agreements calculate the obligations of the parties on a “net basis”. Consequently, a Fund’s current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party. A Fund’s obligations are accrued daily and offset by any amounts owed to the Fund. However, a Fund does not offset the fair value amounts of the swap contract and the related collateral on the Statement of Assets and Liabilities arising from swap contracts executed with the same counterparty under such master netting agreements.

In a “long” equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. Payments may be made at the conclusion of the contract or periodically during its term. Swap contracts do not include the delivery of securities. The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account. Until a swap contract is settled in cash, the gain or loss on the notional amount plus

62	DIREXION ANNUAL REPORT

dividends on the securities less the interest paid by the Fund on the notional amount are recorded as “unrealized appreciation or depreciation on swaps” and when cash is exchanged, the gain or loss is recorded as “realized gains or losses on swaps.”

Each Fund, other than the U.S. Government Money Market Fund, may enter into swap contracts that provide the opposite return of the particular benchmark or security (“short” the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund pays the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements to obtain leverage in order to meet their objectives.

A Fund collateralizes swap agreements with cash and certain securities as indicated on the Schedule of Investments of each Fund, respectively. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by a Fund. A Fund does not net collateral on the Statements of Assets and Liabilities. In the event of a default by the counterparty, a Fund will seek return of this collateral and may incur certain costs exercising their rights with respect to the collateral. Amounts expected to be owed to a Fund are collateralized daily directly to the Fund while amounts expected to be owed to the counterparty are collateralized daily in a segregated account at the Custodian.

In the event of the counterparty’s default, bankruptcy or any other event for which the counterparty cannot meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Funds have agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value and performance-based thresholds. For swap contracts that are in an unrealized depreciation position at August 31, 2013, the maximum exposure to each Fund in regard to potential counterparty default and credit-risk related contingent features is as follows:

	Direxion Monthly Small Cap Bull 2X Fund			Direxion Monthly Small Cap Bear 2X Fund
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
Credit Suisse International	$(772,349)	$3,530,000	$2,757,651	$(705,404)	$4,470,000	$3,764,596

	Direxion Monthly 7-10 Year Treasury Bull 2X Fund
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
Credit Suisse International	$(200,706)	$7,510,000	$7,309,294

	Direxion Monthly Commodity Bull 2X Fund			Direxion Monthly Emerging Markets Bull 2X Fund
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
Bank of America Merrill Lynch	$(36,778)	$4,100,000	$4,063,222	$(186,469)	$2,810,000	$2,623,531

	Direxion Monthly China Bull 2X Fund			Direxion Monthly NASDAQ-100® Bull 2X Fund
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
Credit Suisse International	$(115,860)	$1,760,000	$1,644,140	$(987,701)	$5,770,000	$4,782,299

DIREXION ANNUAL REPORT	63

	Direxion Monthly S&P 500® Bull 2X Fund			Direxion Monthly Latin America Bull 2X Fund
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
Bank of America Merrill Lynch	$—	$—	$—	$(5,820,576)	$8,494,150	$2,673,574
Credit Suisse International	(1,410,407)	7,030,000	5,619,593	—	—	—

Total	$(1,410,407)	$7,030,000	$5,619,593	$(5,820,576)	$8,494,150	$2,673,574

d) Short Positions – The Direxion Monthly Small Cap Bear 2X Fund, Direxion Monthly 7-10 Year Treasury Bear 2X Fund, Dynamic HY Bond Fund, and Direxion Monthly S&P 500® Bear 2X Fund may engage in short sale transactions. The Direxion Monthly Small Cap Bull 2X Fund can only engage in short sales “against the box.” In this instance a security can only be sold short if a long position is held on the same security. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of short securities may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to segregate assets consisting of cash, cash equivalents or liquid securities equal to the market value of the securities sold short. This collateral is required to be adjusted daily. The Funds held no securities sold short during the year ended August 31, 2013.

e) Futures Contracts and Options on Futures Contracts – Each Fund, other than the U.S. Government Money Market Fund, may purchase and sell futures contracts and options on such futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the values of equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. The Funds were not invested in futures contracts during the year ended August 31, 2013.

f) Risks of Options, Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract. The Funds designate cash, cash equivalents and liquid securities as collateral for written options, futures contracts, options on futures contracts and short positions. The Funds were not invested in any type of options during the year ended August 31, 2013.

g) Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, a Fund’s returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries may require less disclosure as required in the U.S., and there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy’s dependence on revenues from particular commodities, currency transfer restrictions, a limited number of buyers for such securities and delays and disruptions in securities settlement procedures.

64	DIREXION ANNUAL REPORT

h) Security Transactions – Investment transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds.

i) Investments in Other Investment Companies – The Funds may invest a significant portion of their assets in other investment companies. The financial statements of these investment companies can be found at www.sec.gov.

j) Federal Income Taxes – Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all Federal income taxes and excise taxes. No provision for Federal income taxes has been made.

k) Income and Expenses – Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and discount, and dividends received from money market funds, is recognized on an accrual basis. Expenses are charged to the Funds daily. Expenses are computed based on each Fund’s respective daily net assets. For additional discussion on expenses, refer to Note 4.

l) Distributions to Shareholders – Each Fund, other than the U.S. Government Money Market Fund, pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. The U.S. Government Money Market Fund ordinarily will declare dividends from net investment income on a daily basis and distribute those dividends monthly. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions during the years ended August 31, 2013 and August 31, 2012, were as follows:

	Direxion Monthly Small Cap Bull 2X Fund		Direxion Monthly Small Cap Bear 2X Fund
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012
Distributions paid from:
Ordinary Income	$—	$—	$—	$—
Long-term capital gains	—	—	—	—
Return of capital	—	—	—	—

Total distributions paid	$—	$—	$—	$—

	Direxion Monthly 7-10 Year Treasury Bull 2X Fund		Direxion Monthly 7-10 Year Treasury Bear 2X Fund
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012
Distributions paid from:
Ordinary Income	$880,079	$39,145	$—	$—
Long-term capital gains	105,897	—	—	—
Return of capital	—	—	—	—

Total distributions paid	$985,976	$39,145	$—	$—

DIREXION ANNUAL REPORT	65

	Dynamic HY Bond Fund		Direxion Monthly Commodity Bull 2X Fund
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012
Distributions paid from:
Ordinary Income	$1,983,713	$7,997,506	$—	$—
Long-term capital gains	—	—	—	—
Return of capital	—	—	—	—

Total distributions paid	$1,983,713	$7,997,506	$—	$—

	Direxion Monthly Emerging Markets Bull 2X Fund		Direxion Monthly China Bull 2X Fund
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012
Distributions paid from:
Ordinary Income	$—	$—	$—	$—
Long-term capital gains	—	—	—	—
Return of capital	—	—	—	—

Total distributions paid	$—	$—	$—	$—

	U.S. Government Money Market Fund		Direxion Monthly NASDAQ-100® Bull 2X Fund
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Six Months Ended August 31, 2012 (Unaudited)
Distributions paid from:
Ordinary Income	$9,542	$15,801	$—	$—
Long-term capital gains	—	—	—	—
Return of capital	—	—	—	—

Total distributions paid	$9,542	$15,801	$—	$—

	Direxion Monthly S&P 500® Bull 2X Fund		Direxion Monthly S&P 500® Bear 2X Fund
	Year Ended August 31, 2013	Six Months Ended August 31, 2012 (Unaudited)	Year Ended August 31, 2013	Six Months Ended August 31, 2012 (Unaudited)
Distributions paid from:
Ordinary Income	$742,682	$—	$—	$—
Long-term capital gains	225,797	—	—	—
Return of capital	—	—	—	—

Total distributions paid	$968,479	$—	$—	$—

Direxion Monthly Latin America Bull 2X Fund
	Year Ended August 31, 2013	Six Months Ended August 31, 2012 (Unaudited)
Distributions paid from:
Ordinary Income	$—	$—
Long-term capital gains	—	—
Return of capital	—	—

Total distributions paid	$—	$—

66	DIREXION ANNUAL REPORT

The Funds are designating as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended August 31, 2013. To the extent necessary to fully distribute such capital gains, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

As of August 31, 2013, the components of distributable earnings of the Funds on a tax basis were as follows:

	Direxion Monthly Small Cap Bull 2X Fund	Direxion Monthly Small Cap Bear 2X Fund	Direxion Monthly 7-10 Year Treasury Bull 2X Fund	Direxion Monthly 7-10 Year Treasury Bear 2X Fund	Dynamic HY Bond Fund
Tax cost of investments	$—	$—	$—	$—	$15,971,212
Gross unrealized appreciation	—	—	—	—	74,033
Gross unrealized depreciation	—	—	—	—	(348,199)

Net unrealized appreciation/(depreciation)	$—	$—	$—	$—	$(274,166)

Undistributed ordinary income	331,255	—	—	—	30,304
Undistributed long-term capital gain	—	—	—	—	—

Total distributable earnings	331,255	—	—	—	30,304

Other accumulated loss	(1,832,469)	(47,289,452)	(15,573,822)	(22,111,314)	(14,152,316)

Total accumulated earnings/(loss)	$(1,501,214)	$(47,289,452)	$(15,573,822)	$(22,111,314)	$(14,396,178)

	Direxion Monthly Commodity Bull 2X Fund	Direxion Monthly Emerging Markets Bull 2X Fund	Direxion Monthly China Bull 2X Fund	U.S. Government Money Market Fund	Direxion Monthly NASDAQ-100® Bull 2X Fund
Tax cost of investments	$—	$—	$—	$11,885,568	$—
Gross unrealized appreciation	—	—	—	—	—
Gross unrealized depreciation	—	—	—	—	—

Net unrealized appreciation/(depreciation)	$—	$—	$—	$—	$—

Undistributed ordinary income	—	—	—	—	—
Undistributed long-term capital gain	—	—	—	—	—

Total distributable earnings	—	—	—	—	—

Other accumulated loss	(27,191,233)	(37,111,867)	(11,261,978)	(438)	(5,923,097)

Total accumulated earnings/(loss)	$(27,191,233)	$(37,111,867)	$(11,261,978)	$(438)	$(5,923,097)

			Direxion Monthly S&P 500® Bull 2X Fund	Direxion Monthly S&P 500® Bear 2X Fund	Direxion Monthly Latin America Bull 2X Fund
Tax cost of investments			$—	$—	$—
Gross unrealized appreciation			—	—	—
Gross unrealized depreciation			—	—	—

Net unrealized appreciation/(depreciation)			$—	$—	$—

Undistributed ordinary income			—	—	—
Undistributed long-term capital gain			—	—	—

Total distributable earnings			—	—	—

Other accumulated loss			(1,741,351)	(53,673,581)	(183,302,644)

Total accumulated earnings/(loss)			$(1,741,351)	$(53,673,581)	$(183,302,644)

DIREXION ANNUAL REPORT	67

The difference between book cost of investments and tax cost of investments is attributable primarily to the tax deferral of losses on wash sales. Other accumulated gain/(loss) is generally comprised of capital loss carryforwards, qualified late year loss deferrals and/or unrealized gain/(loss) on derivative positions.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax differences between accounting for net investment income and realized gain and losses under GAAP and tax reporting:

	Net Investment Income	Realized Gain (Loss)	Capital Stock
Direxion Monthly Small Cap Bull 2X Fund	$305,262	$(528,474)	$223,212
Direxion Monthly Small Cap Bear 2X Fund	333,737	4,667,388	(5,001,125)
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	166,653	8	(166,661)
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	518,634	(104,934)	(413,700)
Dynamic HY Bond Fund	—	—	—
Direxion Monthly Commodity Bull 2X Fund	301,090	—	(301,090)
Direxion Monthly Emerging Markets Bull 2X Fund	498,890	—	(498,890)
Direxion Monthly China Bull 2X Fund	132,027	—	(132,027)
U.S. Government Money Market Fund	—	189	(189)
Direxion Monthly NASDAQ-100® Bull 2X Fund	172,242	—	(172,242)
Direxion Monthly S&P 500® Bull 2X Fund	419,201	(7,612,775)	7,193,574
Direxion Monthly S&P 500® Bear 2X Fund	100,340	—	(100,340)
Direxion Monthly Latin America Bull 2X Fund	159,617	—	(159,617)

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets. The permanent differences primarily relate to net operating losses, swap contract adjustments, expired capital loss carryforwards, excise taxes, dividend reclasses, and dividend on redemption adjustments with differing book and tax methods.

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve-month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any net capital losses incurred between November 1 and the end of their fiscal year, August 31, 2013. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, August 31, 2013.

At August 31, 2013, the following Funds deferred, on a tax basis, qualified late year losses of:

	Late Year Ordinary Losses	Post-October Capital Losses
Direxion Monthly Small Cap Bull 2X Fund	$—	$—
Direxion Monthly Small Cap Bear 2X Fund	(176,650)	(7,514,788)
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	(359,621)	(10,173,714)
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	(2,073)	—
Dynamic HY Bond Fund	—	—
Direxion Monthly Commodity Bull 2X Fund	(117,813)	(1,726,473)
Direxion Monthly Emerging Markets Bull 2X Fund	(273,037)	(10,917,371)
Direxion Monthly China Bull 2X Fund	(116,117)	(5,136,501)
U.S. Government Money Market Fund	—	—
Direxion Monthly NASDAQ-100® Bull 2X Fund	(272,076)	—
Direxion Monthly S&P 500® Bull 2X Fund	—	—
Direxion Monthly S&P 500® Bear 2X Fund	(161,569)	(8,286,971)
Direxion Monthly Latin America Bull 2X Fund	(244,297)	(6,047,583)

68	DIREXION ANNUAL REPORT

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previous law limited the carry forward of capital losses to the eight tax years following the year the capital loss was realized. If a Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used. As a result of these ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses; as compared to under prior law in which all capital losses were carried forward as short-term capital losses.

At August 31, 2013 the following Funds had capital loss carryforwards on a tax basis of:

	8/31/2014	8/31/2015	8/31/2016	8/31/2017	8/31/2018	8/31/2019	Unlimited ST	Unlimited LT
Direxion Monthly Small Cap Bull 2X Fund	$—	$—	$—	$—	$—	$—	$—	$—
Direxion Monthly Small Cap Bear 2X Fund	(883,969)	(5,310,686)	(6,570,886)	—	(3,873,693)	(5,087,146)	(9,475,361)	—
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	—	—	—	—	—	—	(1,543,250)	—
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	—	—	(941,855)	(2,717,991)	(1,976,123)	—	(16,618,061)	—
Dynamic HY Bond Fund	—	—	—	—	—	—	(14,152,316)	—
Direxion Monthly Commodity Bull 2X Fund	—	—	—	—	(9,895,898)	—	(4,272,508)	(5,817,507)
Direxion Monthly Emerging Markets Bull 2X Fund	—	—	—	(6,688,903)	(1,727,140)	—	—	(15,371,908)
Direxion Monthly China Bull 2X Fund	—	—	—	(1,208,734)	—	—	(427,729)	(1,742,839)
U.S. Government Money Market Fund	(356)	(82)	—	—	—	—	—	—
Direxion Monthly NASDAQ-100® Bull 2X Fund	—	—	(4,592,717)	—	—	—	—	—
Direxion Monthly S&P 500® Bull 2X Fund	—	—	—	—	—	—	—	—
Direxion Monthly S&P 500® Bear 2X Fund	—	—	—	(18,781,801)	(4,649,215)	—	(17,195,374)	—
Direxion Monthly Latin America Bull 2X Fund	—	—	—	(148,741,363)	—	—	(7,913,501)	(6,231,251)

The Direxion Monthly NASDAQ-100® Bull 2X Fund utilized $5,042,184 of capital loss carryforward set to expire August 31, 2014.

The Direxion Monthly Small Cap Bear 2X Fund and the U.S. Government Money Market Fund had capital losses of $4,667,388 and $189, respectively, expire on August 31, 2013.

To the extent that the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryover.

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and concluded that there is no effect to the Funds’ financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position take or expected to be taken on a tax return. Open tax years are those years that are open for examination by the relevant income taxing authority. As of August 31, 2013, open Federal and state income tax years include the tax years ended August 31, 2010, August 31, 2011, August 31, 2012 and August 31, 2013. The Funds have no examination in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

DIREXION ANNUAL REPORT	69

m) Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon occurrence of specified events. The Funds’ maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

n) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.	INVESTMENT TRANSACTIONS

During the year ended August 31, 2013, the aggregate purchases and sales of investments (excluding short-term investments, swaps and futures contracts) in the Direxion Monthly 7-10 Year Treasury Bull 2X Fund were $174,469,300 and $171,532,215, respectively, and in the Dynamic HY Bond Fund were $155,495,028 and $219,779,396, respectively. There were no purchases and sales as defined above in any of the other Funds.

There were no purchases or sales of long-term U.S. Government securities in the Funds during the year ended August 31, 2013.

4.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Agreement: The Funds have entered into an investment advisory agreement with the Adviser. The Adviser earns a fee, computed daily and payable monthly, applied to each Fund’s average daily net assets at the annual rates presented below:

Direxion Monthly Small Cap Bull 2X Fund	0.75%
Direxion Monthly Small Cap Bear 2X Fund	0.75%
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	0.75%
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	0.75%
Dynamic HY Bond Fund	0.75%
Direxion Monthly Commodity Bull 2X Fund	0.75%
Direxion Monthly Emerging Markets Bull 2X Fund	0.75%
Direxion Monthly China Bull 2X Fund	0.75%
U.S. Government Money Market Fund	0.50%
Direxion Monthly NASDAQ-100® Bull 2X Fund	0.75%
Direxion Monthly S&P 500® Bull 2X Fund	0.75%
Direxion Monthly S&P 500® Bear 2X Fund	0.75%
Direxion Monthly Latin America Bull 2X Fund	0.75%

The Adviser had contractually agreed to waive a portion of this investment advisory fee of the Dynamic HY Bond Fund at an annual rate of 0.15% of the Fund’s average daily net assets through August 31, 2013. The Adviser may not recoup these waived fees in the future.

Operating Services Agreement: The Funds have entered into an Operating Services Agreement (the “Agreement”) with the Adviser. Under the Agreement, the Adviser will be responsible for all expenses of the Trust except the following: management fees, distribution and/or service fees, acquired fund fees, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commission and other extraordinary expenses outside the typical day-to-day operations of the Funds through September 1, 2015.

In consideration for the services rendered pursuant to the Agreement, the Funds will pay to the Adviser, as compensation for the services provided by the Adviser under the Agreement, a monthly fee. The monthly fee is calculated on an annualized basis on the daily average net assets of each Fund and the below amount:

Direxion Monthly Small Cap Bull 2X Fund	0.65%
Direxion Monthly Small Cap Bear 2X Fund	0.65%
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	0.65%

70	DIREXION ANNUAL REPORT

Direxion Monthly 7-10 Year Treasury Bear 2X Fund	0.65%
Dynamic HY Bond Fund	0.50%
Direxion Monthly Commodity Bull 2X Fund	0.65%
Direxion Monthly Emerging Markets Bull 2X Fund	0.65%
Direxion Monthly China Bull 2X Fund	0.65%
U.S. Government Money Market Fund	0.45%
Direxion Monthly NASDAQ-100® Bull 2X Fund	0.65%
Direxion Monthly S&P 500® Bull 2X Fund	0.65%
Direxion Monthly S&P 500® Bear 2X Fund	0.65%
Direxion Monthly Latin America Bull 2X Fund	0.65%

Effective September 1, 2013, the Funds, with the exception of the U.S. Government Money Market Fund, decreased the rate by which this fee is calculated to 0.35%.

Under the Agreement, the Adviser may continue to reimburse expenses of the U.S. Government Money Market Fund in order to maintain a positive yield to its investors, which is necessitated by the overall decline of yields of the underlying securities of the U.S. Government Money Market Fund. The Adviser is able to recover these waived expenses for the three previous years if the yield provided to its investors maintains a level of 1.00%. Waived expenses of the U.S. Government Money Market Fund subject to potential recovery are as follows:

Amount
Expiring in:
2014	$347,143
2015	286,581
2016	159,221

Total	$792,945

$496,533 of this recoupment expired in 2013.

Distribution Expenses: Shares of the Funds, except for shares of the Dynamic HY Bond Fund and U.S. Government Money Market Fund, are subject to an annual 12b-1 fee of up to 1.00% of a Fund’s average daily net assets. The Dynamic HY Bond Fund is subject to an annual Rule 12b-1 fee of up to 0.40% of the Fund’s average daily net assets. The U.S. Government Money Market Fund is not authorized to pay 12b-1 fees. Each Fund, except the U.S. Government Money Market Fund, currently pays a 12b-1 fee of 0.25% of the Fund’s average daily net assets.

Shareholder Servicing Fees: The Board of Trustees has also authorized each Fund’s shares to incur a shareholder servicing fee of 0.25% of each Fund’s average daily net assets. The Trust, on behalf of each Fund, pays the fee to financial institutions and other persons who provide services and maintain shareholder accounts. Effective September 1, 2013, the Funds eliminated the shareholder servicing fee.

Rafferty Capital Markets, LLC (the “Distributor”) serves as principal underwriter of the Funds and acts as the Funds’ distributor in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Adviser.

During the year ended August 31, 2013, the Adviser contributed $6,346 to the Direxion Monthly 7-10 Year Treasury Bull 2X Fund and $104,934 to the Direxion Monthly 7-10 Year Treasury Bear 2X Fund to more closely track the performance of its benchmark. This contribution is reflected in the Statement of Operations as Contributions from Affiliates and the effect of the contribution is presented on the Financial Highlights. Additionally, the Adviser voluntarily reimbursed $31,151 of expenses in the Direxion Monthly 7-10 Year Treasury Bull 2X Fund and $3,436 of expenses in the Direxion Emerging Markets Bull 2X Fund. These voluntarily reimbursements were made so that the Funds could more closely track the performance of their respective benchmarks. These reimbursements are reflected on the Statements of Operations as Reimbursement of expenses from Adviser and the effect of these reimbursements are presented on the Financial Highlights.

5.	VALUATION MEASUREMENTS

The Funds follow authoritative fair valuation accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

DIREXION ANNUAL REPORT	71

The inputs or methodology used for valuing securities are not an indication of the credit risk associated with investing in those securities.

The follow is a summary of the inputs used to value the Funds’ securities as of August 31, 2013:

	Direxion Monthly Small Cap Bull 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$—	$(772,349)	$—	$(772,349)

	Direxion Monthly Small Cap Bear 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$—	$(705,404)	$—	$(705,404)

	Direxion Monthly 7-10 Year Treasury Bull 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$—	$(200,706)	$—	$(200,706)

	Direxion Monthly 7-10 Year Treasury Bear 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$—	$144,789	$—	$144,789

	Dynamic HY Bond Fund
Asset Class	Level 1	Level 2	Level 3	Total
Investment Companies — Fixed Income	$15,697,046	$—	$—	$15,697,046

	Direxion Monthly Commodity Bull 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$—	$(33,725)	$—	$(33,725)

	Direxion Monthly Emerging Markets Bull 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$—	$(186,469)	$—	$(186,469)

	Direxion Monthly China Bull 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$—	$(115,860)	$—	$(115,860)

	U.S. Government Money Market Fund
Asset Class	Level 1	Level 2	Level 3	Total
Short-Term Investments	$11,885,568	$—	$—	$11,885,568

	Direxion Monthly NASDAQ-100® Bull 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$—	$(987,701)	$—	$(987,701)

	Direxion Monthly S&P 500® Bull 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$—	$(1,410,407)	$—	$(1,410,407)

	Direxion Monthly S&P 500® Bear 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$—	$77,761	$—	$77,761

	Direxion Monthly Latin America Bull 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$—	$(5,820,576)	$—	$(5,820,576)

For further detail on each asset class, see Schedule of Investments.

*	Other financial instruments include swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

72	DIREXION ANNUAL REPORT

The Funds also follow authoritative accounting standards, which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers, and c) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

There were no transfers between Level 1 and Level 2 securities during the year ended August 31, 2013. There were no Level 3 securities held by the Funds during the year ended August 31, 2013. It is the Funds’ policy to recognize transfers into Level 3 at the value as of the beginning of the period, if applicable.

6.	ADDITIONAL DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments which establish disclosure requirement for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enables investors to understand how and why a fund uses derivatives instruments, how derivatives instruments are accounted for and how derivative instruments affect a fund’s financial position and results of operations.

The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of August 31, 2013, certain Funds were invested in swap contracts.

At August 31, 2013, the fair value of derivatives instruments, by primary risk, were as follows:

Asset Derivatives[1]
		Interest Rate Risk	Commodities Risk	Equity Risk	Total
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	Swap Contracts	$144,789	$—	$—	$144,789
Direxion Monthly Commodity Bull 2X Fund	Swap Contracts	—	3,053	—	3,053
Direxion Monthly Emerging Markets Bull 2X Fund	Swap Contracts	—	—	51,728	51,728
Direxion Monthly S&P 500® Bear 2X Fund	Swap Contracts	—	—	77,761	77,761

[1]	Statement of Assets and Liabilities location: Net unrealized appreciation on swaps.

Liability Derivatives[1]
		Interest Rate Risk	Commodities Risk	Equity Risk	Total
Direxion Monthly Small Cap Bull 2X Fund	Swap Contracts	$—	$—	$772,349	$772,349
Direxion Monthly Small Cap Bear 2X Fund	Swap Contracts	—	—	705,404	705,404
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	Swap Contracts	200,706	—	—	200,706
Direxion Monthly Commodity Bull 2X Fund	Swap Contracts	—	36,778	—	36,778
Direxion Monthly Emerging Markets Bull 2X Fund	Swap Contracts	—	—	238,197	238,197
Direxion Monthly China Bull 2X Fund	Swap Contracts	—	—	115,860	115,860
Direxion Monthly NASDAQ-100® Bull 2X Fund	Swap Contracts	—	—	987,701	987,701
Direxion Monthly S&P 500® Bull 2X Fund	Swap Contracts	—	—	1,410,407	1,410,407
Direxion Monthly Latin America Bull 2X Fund	Swap Contracts	—	—	5,820,576	5,820,576

[1]	Statement of Assets and Liabilities location: Net unrealized depreciation on swaps.

DIREXION ANNUAL REPORT	73

Transactions in derivative instruments during the period ended August 31, 2013, by primary risk, were as follows:

		Interest rate risk	Commodities risk	Equity risk	Total
Direxion Monthly Small Cap Bull 2X Fund	Net Realized gain (loss)[1]
	Swap Contracts	$—	$—	$5,203,913	$5,203,913
	Change in net unrealized appreciation (depreciation)[2]
	Swap Contracts	—	—	(878,354)	(878,354)
Direxion Monthly Small Cap Bear 2X Fund	Net Realized gain (loss)[1]
	Swap Contracts	—	—	(7,646,395)	(7,646,395)
	Change in net unrealized appreciation (depreciation)[2]
	Swap Contracts	—	—	359,622	359,622
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	Net Realized gain (loss)[1]
	Swap Contracts	(11,359,548)	—	—	(11,359,548)
	Change in net unrealized appreciation (depreciation)[2]
	Swap Contracts	(643,142)	—	—	(643,142)
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	Net Realized gain (loss)[1]
	Swap Contracts	542,810	—	—	542,810
	Change in net unrealized appreciation (depreciation)[2]
	Swap Contracts	300,010	—	—	300,010
Direxion Monthly Commodity Bull 2X Fund	Net Realized gain (loss)[1]
	Swap Contracts	—	1,285,920	—	1,285,920
	Change in net unrealized appreciation (depreciation)[2]
	Swap Contracts	—	354,147	—	354,147
Direxion Monthly Emerging Markets Bull 2X Fund	Net Realized gain (loss)[1]
	Swap Contracts	—	—	(1,559,465)	(1,559,465)
	Change in net unrealized appreciation (depreciation)[2]
	Swap Contracts	—	—	1,216,774	1,216,774
Direxion Monthly China Bull 2X Fund	Net Realized gain (loss)[1]
	Swap Contracts	—	—	(384,172)	(384,172)
	Change in net unrealized appreciation (depreciation)[2]
	Swap Contracts	—	—	346,206	346,206
Direxion Monthly NASDAQ-100® Bull 2X Fund	Net Realized gain (loss)[1]
	Swap Contracts	—	—	5,285,178	5,285,178
	Change in net unrealized appreciation (depreciation)[2]
	Swap Contracts	—	—	(1,095,116)	(1,095,116)
Direxion Monthly S&P 500® Bull 2X Fund	Net Realized gain (loss)[1]
	Swap Contracts	—	—	9,561,850	9,561,850
	Change in net unrealized appreciation (depreciation)[2]
	Swap Contracts	—	—	(1,556,697)	(1,556,697)
Direxion Monthly S&P 500® Bear 2X Fund	Net Realized gain (loss)[1]
	Swap Contracts	—	—	(6,893,114)	(6,893,114)
	Change in net unrealized appreciation (depreciation)[2]
	Swap Contracts	—	—	393,055	393,055
Direxion Monthly Latin America Bull 2X Fund	Net Realized gain (loss)[1]
	Swap Contracts	—	—	(5,727,159)	(5,727,159)
	Change in net unrealized appreciation (depreciation)[2]
	Swap Contracts	—	—	1,198,971	1,198,971

[1]	Statement of Operations location: Net realized gain (loss) on swaps.
[2]	Statement of Operations location: Change in net unrealized appreciation (depreciation) on swaps.

74	DIREXION ANNUAL REPORT

For the year ended August 31, 2013, the volume of the derivatives held by the Funds were as follows:

	Quarterly average gross notional amounts
	Long Equity Swaps Contracts	Short Equity Swaps Contracts
Direxion Monthly Small Cap Bull 2X Fund	$19,593,201	$—
Direxion Monthly Small Cap Bear 2X Fund	—	35,165,609
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	51,926,097	—
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	—	18,427,662
Direxion Monthly Commodity Bull 2X Fund	21,415,387	—
Direxion Monthly Emerging Markets Bull 2X Fund	51,549,720	—
Direxion Monthly China Bull 2X Fund	11,872,158	—
Direxion Monthly NASDAQ-100® Bull 2X Fund	52,856,391	—
Direxion Monthly S&P 500® Bull 2X Fund	49,188,952	—
Direxion Monthly S&P 500® Bear 2X Fund	—	28,435,338
Direxion Monthly Latin America Bull 2X Fund	46,369,780	—

The Funds, with the exception of the Dynamic HY Bond Fund, utilize this volume of derivatives in order to obtain leverage in order to meet this investment objectives of 200% (or -200%) calendar month performance of their respective index.

7.	NEW ACCOUNTING PRONOUNCEMENTS

On December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, Disclosures about offsetting Assets and Liabilities, which improved disclosures intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s disclosure of related collateral pledged or received. In addition, these disclosures facilitate comparison between those statements on the basis of US GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. These disclosures require entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. These disclosures are effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating its impact on the Funds’ financial statements.

8.	SUBSEQUENT EVENTS

Effective September 1, 2013, the Board of Trustees of the Trust and the Adviser have agreed to certain reductions in the expenses charged to the Funds. The fee payable to the Adviser by the Funds pursuant to the Operating Services Agreement will decrease from the current stated rate to 0.35%, calculated on an annualized basis on the average daily net assets of the Fund, with the exception of the U.S Government Money Market Fund which will remain unchanged. The Board has also agreed to eliminate the shareholder servicing fee. Additionally, the Board has also agreed to terminate the 0.15% contractual waiver of the investment advisory fee of the Dynamic HY Bond Fund effective September 1, 2013.

The Funds follow authoritative standards for accounting for and disclosure of events that occur after the Statements of Assets and Liabilities date but before financial statements are issued or are available to be issued. These standards require the Funds to recognize in the financial statements the effects of all recognized subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. The Funds have evaluated subsequent events through the issuance of the Funds’ financial statements and have determined there is no impact to the Funds’ financial statements.

DIREXION ANNUAL REPORT	75

Direxion Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Direxion Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Direxion Monthly Small Cap Bull 2X Fund, Direxion Monthly Small Cap Bear 2X Fund, Direxion Monthly 7-10 Year Treasury Bull 2X Fund, Direxion Monthly 7-10 Year Treasury Bear 2X Fund, Dynamic HY Bond Fund, Direxion Monthly Commodity Bull 2X Fund, Direxion Monthly Emerging Markets Bull 2X Fund, Direxion Monthly China Bull 2X Fund, U.S. Government Money Market Fund, Direxion Monthly S&P 500 Bull 2X Fund, Direxion Monthly S&P 500 Bear 2X Fund, Direxion Monthly NASDAQ 100 Bull 2X Fund, and Direxion Monthly Latin America Bull 2X Fund (thirteen of the series of the Direxion Funds (the “Funds”)) as of August 31, 2013, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the Direxion Funds at August 31, 2013, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 28, 2013

76	DIREXION ANNUAL REPORT

Additional Information

(Unaudited)

For the year ended August 31, 2013, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The amount of dividends declared from ordinary income designated as qualified income was 0.00% for the Direxion Monthly 7-10 Year Treasury Bull 2X Fund, the Dynamic HY Bond Fund, and the S&P 500® Bull 2X Fund.

For corporate shareholders, the amount of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended August 31, 2013 was 0.00% for the Direxion Monthly 7-10 Year Treasury Bull 2X Fund, the Dynamic HY Bond Fund, and the S&P 500® Bull 2X Fund.

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

DIREXION ANNUAL REPORT	77

Investment Advisory Agreements Approvals (Unaudited)

Provided below is a summary of certain of the factors the Board considered at its August 14, 2013 Board meeting in renewing, as applicable: (1) the Advisory Agreement (“Agreement”) between Rafferty Asset Management (“Rafferty”) and the Direxion Funds (the “Trust”), on behalf of the Direxion Monthly China Bull 2X Fund, Direxion Monthly Commodity Bull 2X Fund, Direxion Monthly Emerging Markets Bull 2X Fund, Direxion Monthly Latin America Bull 2X Fund, Direxion Monthly NASDAQ-100® Bull 2X Fund, Direxion Monthly S&P 500® Bull 2X Fund, Direxion Monthly S&P 500® Bear 2X Fund, Direxion Monthly Small Cap Bull 2X Fund, Direxion Monthly Small Cap Bear 2X Fund, Direxion Monthly 7-10 Year Treasury Bull 2X Fund, Direxion Monthly 7-10 Year Treasury Bear 2X Fund, Direxion Dynamic HY Bond Fund and U.S. Government Money Market Fund, each a series of the Trust. Each series of the Trust is referred to herein as a “Fund” and collectively as the “Funds.” The Funds that are directly managed by Rafferty using a leveraged strategy are referred to as the “Leveraged Index Funds.” The Funds that are directly managed by Rafferty, other than the Leveraged Index Funds, are referred to as the “Non-Leveraged Funds.”

The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors. In addition, the Board noted that the Trustees have considered various reports and information provided throughout the year at their regular Board meetings and otherwise, and that the Independent Board members had met separately on August 7, 2013 to consider these specific contract renewals. In considering whether to renew the Agreement, the Board considered each Fund’s individual investment advisory relationship, and considered the best interests of each Fund separately.

In each instance, the Board considered, among others, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund; (3) the profitability of the advisory business to Rafferty; (4) the extent to which economies of scale have been taken into account in setting fee schedules; (5) whether fee levels reflect these economies of scale, if any, for the benefit of Fund shareholders; (6) comparisons of services and fees with contracts entered into by Rafferty with other clients (such as pension funds and other institutional investors), if any; and (7) other benefits derived or anticipated to be derived and identified by Rafferty from its relationship with the Funds.

Nature, Extent and Quality of Services Provided. The Board reviewed the nature, extent and quality of the services provided or to be provided under the Agreement by Rafferty. The Board noted that Rafferty has provided services to the Trust since its inception and has developed an expertise in managing the Funds, particularly those using a leveraged strategy. The Board also noted that Rafferty trades efficiently with low commission schedules, which helps improve performance results. The Board considered Rafferty’s representation that it has the financial resources and appropriate staffing to manage the Funds and meet its expense reimbursement obligations, if any. They noted that reports from the Chief Compliance Officer have been provided to the Board at its regularly scheduled quarterly Board meetings, and the Board expects to continue receiving such reports. The Board considered that Rafferty oversees all aspects of the operation of the Funds, including oversight of the Funds’ service providers.

Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the nature, extent and quality of the services provided by Rafferty to the Funds under the Agreement were fair and reasonable.

Performance of the Funds. The Board considered relative performance information for each Fund. The Board utilized performance reports provided to the Board in anticipation of the meeting, as well as performance reports provided at regular Board meetings throughout the year, for the Leveraged Index Funds and Non-Leveraged Funds. In addition, the Board evaluated the performance of the Leveraged Index Funds relative to: (1) performance models for the monthly, year-to-date and since-inception periods ended June 30, 2013; and (2) market indices for the monthly, year-to-date, and since-inception periods ended June 30, 2013, as applicable. The Board also evaluated the performance of each Non-Leveraged Fund relative to: (1) its benchmark index for the year-to-date, one-year, three-year, five-year, ten-year and since inception periods ended June 30, 2013, as applicable; and (2) the average performance of the relevant Morningstar peer fund universe for the monthly, annual and since inception periods ended June 30, 2013.

Leveraged Index Funds:

The Board considered Rafferty’s explanation that the Leveraged Index Funds’ performance is more appropriately compared to returns generated by an investment model that takes into account the leverage and compounding investment

78	DIREXION ANNUAL REPORT

objectives of the Leveraged Index Funds than to market indices. The Board also considered that Rafferty had discussed that because the funds included in Morningstar and Lipper peer groups generally do not seek leveraged calendar month investment results, Lipper and Morningstar generally find it difficult to effectively categorize the Leveraged Index Funds into a peer group of comparable funds.

The Board noted Rafferty’s explanation that the performance of a Leveraged Index Fund and its model typically will differ materially from the performance of the Fund’s benchmark index because the benchmark index’s performance does not reflect the effects of a leveraged investment strategy or the impact of compounding on a Fund’s monthly performance. In addition, the Board noted Rafferty’s representation that any underperforming Leveraged Index Funds generally underperformed their models due to a combination of factors (as discussed below, collectively, the “Factors”), most notably: (1) that a Leveraged Index Fund’s performance will be adversely affected by fund expenses and cash flows into and out of the Fund, which are not factors that impact the performance of the Funds’ models and benchmark indices; (2) tracking differences between the securities held by certain of the Leveraged Index Funds, including swap contracts or other investment companies and the securities included in their benchmark indices; and (3) price deviations between the time during a trading day when Rafferty rebalanced the Leveraged Index Funds’ portfolios and the close of the markets. The Board noted that the Funds’ models are not affected by these price deviations.

With respect to the Direxion Monthly 7-10 Year Treasury Bull 2X Fund the Board considered that the Fund performed consistent with its model performance for the year-to-date period ended June 30, 2013. With respect to each other Leveraged Index Fund, the Board considered that the Funds underperformed their models for the all periods ended June 30, 2013. The Board noted Rafferty’s representation that each Fund underperformed its model primarily due to the previously discussed Factors. The Board concluded that each Fund’s underperformance was within a reasonable range in light of such Factors.

Non-Leveraged Funds:

With respect to the Direxion Dynamic HY Bond Fund (the “Dynamic Fund”), the Board considered management’s description of the performance of the Morningstar category of various high yield funds. The Board also considered that as of June 30, 2013, the Fund underperformed the average of its relevant Morningstar peer funds for all periods presented. The Board noted Rafferty’s representation that the Dynamic Fund does not limit how often investors may buy or sell shares of the Fund and that the Fund may experience large shareholder redemptions. The Board also noted Rafferty’s representation that in order to execute frequent and large shareholder redemptions, the Dynamic Fund frequently does not invest directly in high yield bonds, but rather invests at such times in ETFs, other investment companies and certain derivatives that provide exposure to the high yield market and that the costs of investing those assets are higher than directly investing in high yield debt instruments, which could account for a difference in the Fund’s return versus its benchmark. In this regard, the Board noted that it had approved changes to the Fund’s investment strategy at the June 18, 2013 Board Meeting and that those changes would become effective on or about September 24, 2013.

With respect to the U.S. Government Money Market Fund, the Board considered management’s description of the performance of the Morningstar category of U.S. Money Market Taxable Funds. The Board also considered that the Fund outperformed the average of its Morningstar peer funds for the year-to-date, one-year and three-year periods ended June 30, 2013.

Costs of Services Provided to the Funds and Profits Realized. With respect to the overall fairness of the Agreement, the Board considered the investment advisory fees paid to Rafferty given the services provided and the costs of such services, as compared to a peer group of broadly comparable funds. The Board also considered advisory fees charged by, and total expense ratios of, comparable fund groups. In considering the expenses of comparable fund groups, the Board took note of Rafferty’s explanation of the difficulty of comparing the Leveraged Index Funds to other peer group funds. The Board also considered the total expense ratios to those of other funds in a Fund’s Morningstar category.

The Board considered that Rafferty contractually agreed to limit the total expenses (subject to certain exclusions) for the most recent and upcoming fiscal years for each Fund utilizing an Operating Services Fee. Under the Operating Services Fee Agreement, Rafferty contractually agreed to pay certain expenses of each Fund. The Board also considered Rafferty’s proposal to reduce each Leveraged Index Fund’s net expense ratio by removing the Shareholder

DIREXION ANNUAL REPORT	79

Service Fee and reducing the Operating Service Fee effective on September 1, 2013. The Board also considered Rafferty’s proposal to reduce the Operating Services Fee and remove the Shareholding Service Fee and the contractual waiver of the investment advisory fee for the Dynamic Fund effective September 1, 2013. As a result of this proposal, the Dynamic Fund’s net expense ratio would be reduced by 0.25%. The Board also noted that Rafferty voluntarily agreed to waive its investment advisory fees and/or reimburse certain expenses of the U.S. Government Money Market Fund to the extent necessary for the Fund to maintain a positive yield. In addition to this voluntary waiver, the Board also considered Rafferty’s proposed removal of the Shareholder Service Fee for the U.S. Government Money Market Fund.

The Board also considered the overall profitability of Rafferty’s investment business and its representation that it does not allocate internal costs and assess profitability with respect to its services to individual Funds. The Board noted that Rafferty had indicated that it is difficult to provide comparisons of the profitability of other investment management firms because comparative information is not, in most cases, publicly available. The Board also considered Rafferty’s explanation that the profitability of investment management firms may also be impacted by many factors, including the nature of a fund’s shareholder base, the types of funds managed, a firm’s business mix and the fact that the operating profits and net income of publicly traded firms are generally reported net of distribution and marketing expenses.

Based on these considerations, the Board determined that, in the exercise of its business judgment, the costs of the services provided and the profits realized under the Agreement were fair and reasonable.

Economies of Scale. The Board also considered Rafferty’s representation that it believes that asset levels at this time are not sufficient to achieve economies of scale and do not warrant the addition of breakpoints. Rafferty noted that it was continuing to work on its sales and marketing efforts to raise additional assets. Based on these and other considerations, including the aforementioned fee rate reductions, the Board determined that, in the exercise of its business judgment, any further reduction in fee rates or addition of breakpoints were not necessary at this time.

Other Benefits. The Board considered any indirect or “fall-out” benefits that Rafferty or its affiliates may derive from their relationship to the Funds. Such benefits may include Rafferty’s ability to leverage its investment management personnel or infrastructure to manage other accounts. The Board noted that Rafferty only has one non-mutual fund account. The Board also considered that Rafferty’s overall business with brokerage firms helps to lower commission rates and provide better execution for Fund portfolio transactions. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the benefits to Rafferty were fair and reasonable.

Conclusion. Based on, but not limited to, the above considerations and determinations, the Board determined that the Agreement for the Funds were fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment. On this basis, the Board unanimously voted in favor of the continuance of the Agreement.

80	DIREXION ANNUAL REPORT

Direxion Funds

TRUSTEES AND OFFICERS

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The SAI includes additional information about the Funds’ Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Lawrence C. Rafferty(1) Age: 71	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 1997	Chairman and Chief Executive Officer of Rafferty, 1997-present; Chief Executive Officer of Rafferty Companies, LLC, 1996-present; Chief Executive Officer of Rafferty Capital Markets, Inc., 1995-present.	18	Board of Trustees, Fairfield University; Board of Directors, St. Vincent’s Services; Executive Committee, Metropolitan Golf Association

Non-Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Gerald E. Shanley III Age: 70	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Retired, Since 2002; Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	142	None.

John Weisser Age: 71	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc, 1971-1995, most recently as Managing Director.	142	Eclipse Funds, Inc. (1 Fund); Director, The MainStay Funds Trust (28 Funds), The MainStay Funds (12 Funds), MainStay VP Fund Series (28 Funds); Mainstay Defined Term Municipal Opportunities Fund (1 Fund); Private Advisers Alternative Strategy Fund (1 Fund).

(1)	Mr. Rafferty is affiliated with Rafferty. Mr. Rafferty is the Chairman and Chief Executive Officer of Rafferty and owns a beneficial interest in Rafferty.

(2)

The Direxion Family of Investment Companies consists of the Direxion Funds which currently offers for sale to the public 17 portfolios, the Direxion Insurance Trust which currently offers for sale 1 portfolio and the Direxion Shares ETF Trust which currently offers for sale to the public 50 of the 124 funds currently registered with the SEC.

DIREXION ANNUAL REPORT	81

Direxion Funds

TRUSTEES AND OFFICERS

Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual’s business address is 1301 Avenue of the Americas, 35th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O’Neill(1) Age: 45	Chief Executive Officer and Chief Investment Officer	One Year; Since 2006	Managing Director of Rafferty, 1999-present.	124	N/A

Eric Falkeis: Age: 40	President	One Year; Since 2013	President, Rafferty Asset Management, LLC, since March 2013; formerly, Senior Vice President, U.S. Bancorp Fund Services, LLC (“USBFS”), September 2007 – March 2013; Chief Financial Officer, USBFS, April 2006 – March 2013; Vice President, USBFS, 1997-2007; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).	N/A	Trustee, Professionally Managed Portfolios (35 Funds)

Patrick J. Rudnick Age: 40	Principal Financial Officer and Assistant Secretary	One Year; Since 2010	Chief Financial Officer Rafferty Asset Management, LLC, since March 2013; formerly Vice President, USBFS, since 2006; formerly, Manager, PricewaterhouseCoopers LLP (1999-2006).	N/A	N/A

Angela Brickl Age: 37	Chief Compliance Officer Secretary	One Year; Since 2012 One Year; Since 2011	Vice President, Rafferty Asset Management, LLC, since October 2010; Summer Associate at Skadden, Arps, Slate, Meagher & Flom, LLP, May – Aug 2009; Summer Associate at Foley & Lardner, LLP May – August 2008; Vice President USBFS November 2003 – August 2007.	N/A	N/A

(1)	Mr. O’Neill serves as Chairman of the Board of Trustees of the Direxion Shares ETF Trust.

(2)

The Direxion Family of Investment Companies consists of the Direxion Funds which currently offers for sale to the public 17 portfolios, the Direxion Insurance Trust which currently offers for sale 1 portfolio and the Direxion Shares ETF Trust which currently offers for sale to the public 50 of the 124 funds currently registered with the SEC.

82	DIREXION ANNUAL REPORT

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•	Account applications or other forms on which you provide information,

•	Mail, e-mail, the telephone and our website, and

•	Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•	As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•	We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders’ nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the annual report.

PN-1

ANNUAL REPORT AUGUST 31, 2013

1301 Avenue of the Americas (6th Ave.), 35th Floor New York, New York 10019 (800) 851-0511 www.direxionfunds.com

Investment Adviser

Rafferty Asset Management, LLC

1301 Avenue of the Americas (6th Ave.), 35th Floor

New York, NY 10019

Administrator, Transfer Agent, Dividend Paying Agent & Shareholding Servicing Agent

U.S. Bancorp Fund Services, LLC

P.O. Box 1993

Milwaukee, WI 53201-1993

Custodian

U.S. Bank, N.A.

1555 RiverCenter Dr., Suite 302

Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Distributor

Rafferty Capital Markets, LLC

1010 Franklin Ave., 3rd Floor

Garden City, NY 11530

The Fund’s Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC’s website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 (starting with the year ended June 30, 2005) is available without charge by calling 1-800-851-0511 or by accessing the SEC’s website at www.sec.gov.

The Fund files complete schedules of portfolio holdings with the SEC on Form N-Q. The Form N-Q is available without change, upon request, by calling 1-800-851-0511, or by accessing the SEC’s website, at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT AUGUST 31, 2013

HCM Freedom Fund

1301 Avenue of the Americas (6th Ave.), 35th Floor

New York, New York 10019

(800) 851-0511

Help Preserve the Environment – Go Green!

Go paperless with Direxion e-Delivery – a service allowing shareholders to reduce clutter with full online access to regulatory documents. Begin the preservation process with e-delivery.

With Direxion e-Delivery you can:

•	Receive email notifications when your most recent shareholder communications are available for review.
•	Access prospectuses, annual reports and semiannual reports online.

It’s easy to enroll:

1.	Visit www.direxionfunds.com/edelivery

2.	Follow the simple enrollment instructions

If you have questions about Direxion e-Delivery services, contact one of our shareholder representatives at 800-851-0511.

LETTERS TO SHAREHOLDERS

Dear Shareholders,

This Annual Report for the HCM Freedom Fund covers the period from September 1, 2012 to August 31, 2013 (the “Annual Period”). Horizon Capital Management, Inc. serves as the sub-advisor to the Fund.

The market enjoyed strong gains during the Annual Period, with the S&P 500® Index appreciating nearly 19% on a total return basis. The Annual Period started off moving rather sideways, with the market dipping in November and momentarily turning negative for the year on uncertainty surrounding the US Presidential Election. With the political headwinds calmed, the market resumed its advancement and climbed steadily through the winter months, temporarily peaking in mid-May. U.S. indices retreated early in the summer before reaching new highs for the Annual Period in early August. As the Annual Period came to a close, much of investor focus in the marketplace was focused on tapering expectations for the Federal Reserve. Investors positioned their portfolios in anticipation of the Federal Reserve’s expected unwinding of its bond-buying program, and markets reacted sensitively to headlines from the Federal Reserve on a tapering timetable moving forward.

The Annual Period was characterized by the Federal Reserve’s promise to buy securities in the open market until an accelerated economic recovery was realized. Driven by tight fiscal policy, easy monetary policy and low volatility; the New Year witnessed the beginning of a period of comparative underperformance in fixed income returns, relative to those of equity markets. U.S. rates markets experienced a selloff in Q3 2013, with investors prepared for the Federal Reserve’s move towards normalization of monetary policy. During the Annual Period, 10-Year Treasury yields rose to as high as 3%. In September, the Federal Reserve made a surprise move to delay the tapering of asset purchases, as unemployment was seen to be too high and inflation too low to justify any rate increases. Investor focus towards Period-end shifted to a renewed attempt to determine what the primary drivers for a Federal Reserve’s move towards monetary policy normalization will be and when the policy shift might occur.

The HCM Freedom Fund is benchmarked to the S&P 500® Index. The Fund returned 4.06% during the Annual Period, as compared to the benchmark’s return of 18.70%. During the Annual Period, the Fund spent the majority of time significantly invested in income-generating funds designed for long-term capital appreciation. The Fund held most of its exposure in multi-sector fixed income securities (primarily municipal and corporate), as well as high-yield instruments. Federal Reserve activity did not have an outsized impact on the Fund, but the Fund did see a small decline in May, when the first real fears the Federal Reserve would begin its tapering of the Quantitative Easing asset purchase program hit home.

As always, we thank you for using the Direxion Funds and we look forward to our mutual success.

Best Regards,

Eric Falkeis Chief Investment Officer	Dexter Lyons Horizon Capital Management, Inc.	Mark Thomas Horizon Capital Management, Inc.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. To obtain performance data current to the most recent month-end, please call, toll-free, 1-800-851-0511 or visit www.direxionfunds.com.

An investment in the Fund entails risks. The Fund could lose money, or its performance could trail that of other investment alternatives. The Advisers cannot guarantee that the Fund will achieve its objective. Active and frequent trading associated with the strategy of the Fund can cause the price to fluctuate, therefore impacting its performance compared to other investment vehicles. The Fund may invest an shares of other investment companies which can involve duplication of fees and expense which can impact the performance of the Fund. The Fund may use leverage which creates the potential to create a greater negative return had the Fund not employed leverage. For a discussion of these

4	DIREXION ANNUAL REPORT

and other risks please read the prospectus. It is important that investors closely review and understand these risks before making an investment in the Fund. Unprecedented recent turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund It is important that investors closely review and understand these risks before making an investment.

An investor should consider the investment objectives, risks, charges and expenses of the Direxion Funds carefully before investing. The prospectus contains this and other information about the Direxion Funds. To obtain a prospectus, please call the Direxion Funds at 1-800-851-0511 or visit www.direxionfunds.com. The prospectus should be read carefully before investing.

The views in this report were those of the Adviser as of August 31, 2013 and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

The total annual fund operating expense ratio of the HCM Freedom Fund, net of any fee, waivers or expense reimbursements is 3.01%.

The total annual fund operating expense ratios include Acquired Fund Fees and Expenses, indirect fees and expenses that the Funds incur that are required to be disclosed. Without Acquired Fund Fees and Expenses, total annual operating expense ratio would be 2.35%.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. The Adviser has contractually agreed to waive expenses of the Fund through September 1, 2015.

The Standard & Poor’s 500® Index is an unmanaged index of 500 U.S. stocks and gives a broad look at how 500 of the largest companies in aggregate market value have performed. The performance of the index does not reflect deductions for fees, expenses or taxes.

Please note that you cannot invest directly in an index, although you may invest in the underlying securities represented in the index. Index returns are adjusted to reflect the reinvestment of dividends on securities in the index but do not reflect the expenses of the Fund.

Distributed by: Rafferty Capital Markets, LLC

Date of First Use: October 28, 2013

DIREXION ANNUAL REPORT	5

HCM Freedom Fund

Performance Summary

December 7, 20041 - August 31, 2013 (Unaudited)

	Average Annual Total Return[2]
	1 Year	3 Year	5 Year	Since Inception
HCM Freedom Fund	4.06%	3.95%	5.13%	1.44%

S&P 500® Index	18.70%	18.40%	7.32%	6.02%

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the S&P 500® Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

Investment Type	Percent of Net Assets
Investment Companies	7.7%

Total Exposure	7.7%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of operations.
[2]	As of August 31, 2013.

6	DIREXION ANNUAL REPORT

Expense Example

August 31, 2013 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (March 1, 2013 — August 31, 2013).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire transfers, returned checks or stop payment orders. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

DIREXION ANNUAL REPORT	7

Expense Example Table

August 31, 2013 (Unaudited)

	Expense Ratio[1]	Beginning Account Value March 1, 2013	Ending Account Value August 31, 2013	Expenses Paid During Period[2]
HCM Freedom Fund
Based on actual fund return	2.35%	$1,000.00	$1,005.70	$11.88
Based on hypothetical 5% return	2.35%	1,000.00	1,013.36	11.93

[1]	Annualized

[2]

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Allocation of Portfolio Holdings

August 31, 2013 (Unaudited)

	Cash*	Investment Companies	Total
HCM Freedom Fund	92%	8%	100%

Allocation of Portfolio Holdings are as of percent of net assets.

*	Cash, cash equivalents and other assets less liabilities.

8	DIREXION ANNUAL REPORT

HCM Freedom Fund

Schedule of Investments

August 31, 2013

Shares		Value
INVESTMENT COMPANIES - 7.7%
35,740	OnTrack Core Fund	$1,815,219

	TOTAL INVESTMENT COMPANIES (Cost $1,822,510)	$1,815,219

	TOTAL INVESTMENTS (Cost $1,822,510) - 7.7%	$1,815,219
	Other Assets in Excess of Liabilities - 92.3%	21,680,037

	TOTAL NET ASSETS - 100.0%	$23,495,256

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	9

Statement of Assets and Liabilities

August 31, 2013

HCM Freedom Fund
Assets:
Investments, at market value	$1,815,219
Cash	21,727,063

Total assets	23,542,282

Liabilities:
Payables:
Accrued investment advisory fees	20,011
Accrued distribution expenses	16,009
Accrued operating services fees	11,006

Total liabilities	47,026

Net Assets	$23,495,256

Net Assets Consist of:
Capital stock	$41,185,835
Undistributed net investment income	258,625
Accumulated net realized loss	(17,941,913)
Net unrealized depreciation on investments	(7,291)

Total Net Assets	$23,495,256

Calculation of Net Asset Value Per Share:
Net assets	$23,495,256
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	1,474,295
Net asset value, redemption price and offering price per share	$15.94

Cost of Investments	$1,822,510

The accompanying notes are an integral part of these financial statements.

10	DIREXION ANNUAL REPORT

Statement of Operations

August 31, 2013

HCM Freedom Fund
Investment income:
Dividend income	$1,142,575
Interest income	22,640

Total investment income	1,165,215

Expenses:
Investment advisory fees	237,444
Distribution expenses	189,956
Operating services fees	130,594

Total expenses	557,994

Net investment income	607,221

Realized and unrealized gain (loss) on investments:
Net realized gain on investments	1,473,635
Contributions by Administrator (Note 4)	8

1,473,643

Change in net unrealized appreciation (depreciation) on investments	(1,131,007)

Net realized and unrealized gain on investments	342,636

Net increase in net assets resulting from operations	$949,857

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	11

Statements of Changes in Net Assets

	HCM Freedom Fund
	Year Ended August 31, 2013	Year Ended August 31, 2012
Increase (Decrease) in net assets from:
Operations:
Net investment income	$607,221	$356,492
Net realized gain (loss) on investments	1,473,643	(340,946)
Change in net unrealized appreciation (depreciation) of investments	(1,131,007)	1,184,190

Net increase in net assets resulting from operations	949,857	1,199,736

Distributions to shareholders:
Net investment income	(704,881)	(152,356)

Capital share transactions:
Net decrease in net assets resulting from net change capital share transactions(a)	(1,296,117)	(2,849,177)

Total decrease in net assets	(1,051,141)	(1,801,797)

Net assets:
Beginning of year	24,546,397	26,348,194

End of year	$23,495,256	$24,546,397

Undistributed net investment income, end of year	$258,625	$356,285

(a)	Summary of capital share transactions is as follows:

	HCM Freedom Fund
	Year Ended August 31, 2013		Year Ended August 31, 2012
	Shares	Value	Shares	Value
Shares sold	40,734	$648,779	53,181	$787,382
Shares issued in reinvestment of distributions	42,926	668,794	9,991	145,268
Shares redeemed	(164,176)	(2,613,690)	(248,921)	(3,781,827)

Net decrease	(80,516)	$(1,296,117)	(185,749)	$(2,849,177)

The accompanying notes are an integral part of these financial statements.

12	DIREXION ANNUAL REPORT

Financial Highlights

													RATIOS TO AVERAGE NET ASSETS
	Net Asset Value, Beginning of Year/Period	Net Investment Income[1]	Net Realized and Unrealized Gain on Investments	Net Increase in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Return of Capital Distribution	Total Distributions	Net Asset Value, End of Year/Period	Total Return[2]		Net Assets, End of Year/ Period (,000)	Total Expenses	Net Expenses	Net Investment Income After Expense Reimbursement/ Recoupment	Portfolio Turnover Rate[3]
HCM Freedom Fund
Year ended August 31, 2013	$15.79	$0.41	$0.22	$0.63	$(0.48)	$—	$—	$(0.48)	$15.94	4.06%	[4]	$23,495	2.35%	2.35%	2.56%	632%
Year ended August 31, 2012	15.14	0.21	0.53	0.74	(0.09)	—	—	(0.09)	15.79	4.92%		24,546	2.35%	2.35%	1.39%	434%
Year ended August 31, 2011	15.19	0.25	0.18	0.43	(0.48)	—	—	(0.48)	15.14	2.88%		26,348	2.35%	2.35%	1.65%	249%
Year ended August 31, 2010	14.47	1.08	0.50	1.58	(0.86)	—	—	(0.86)	15.19	11.16%		27,939	2.35%	2.35%	7.20%	468%
Year ended August 31, 2009	14.68	0.01	0.40	0.41	(0.62)	—	—	(0.62)	14.47	2.83%		25,209	2.42%	2.43%	0.05%	1,311%

[1]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[2]	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.
[3]

Portfolio turnover is calculated without regard to short-term securities having a maturity of less than one year. Investments in swaps and futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

[4]	The Administrator made a contribution of $8 due to a NAV error. The total return was not affected by the contribution. Refer to the Notes to the Financial Statements, Footnote 4.

DIREXION ANNUAL REPORT	13

Direxion Funds

NOTES TO THE FINANCIAL STATEMENTS

August 31, 2013

1.	ORGANIZATION

Direxion Funds (the “Trust”) was organized as a Massachusetts Business Trust on June 6, 1997 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The Trust currently has 17 series of which one is included in this report: the HCM Freedom Fund (the “Fund”). The Fund is a non-diversified series of the Trust pursuant to the 1940 Act.

The HCM Freedom Fund’s objective is long-term capital appreciation with lower volatility than the overall market by employing a dynamic asset allocation strategy. The Fund has great flexibility in deciding in what to invest and when to invest, and may invest in a broad range of equity and fixed income securities, both domestically and internationally, as well as derivative instruments of these securities.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a) Investment Valuation – The Net Asset Value (“NAV”) of the Fund is determined daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (“NYSE”), each day the NYSE is open for business. The value of all portfolio securities and other assets held by the Fund is determined as of the time the Fund calculates its NAV, 4:00 p.m. Eastern Time (“Valuation Time”). Equity securities, exchange-traded funds and over-the-counter securities are valued at their last sales price or, if not available, at the average of the last bid and ask prices. Securities primarily traded on the NASDAQ National Market are valued using the NASDAQ Official Closing Price. Investments in open-end mutual funds are valued at their respective quoted NAV on the valuation date. Futures contracts are valued at the settlement price established on the exchange on which they are traded, if that settlement price reflects trading prior to the Valuation Time. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to the Valuation Time will be used. Swap contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. Short-term debt securities with a maturity of 60 days or less at the time of purchase and money market securities are valued using the amortized cost method. Other debt securities are valued using mean prices provided by the Fund’s pricing service or, if such prices are unavailable, by a matrix pricing method. Securities for which reliable market quotations are not readily available, the Fund’s pricing service does not provide a valuation for such securities, the Fund’s pricing service provides valuation that in the judgment of Rafferty Asset Management, LLC (the “Adviser”) does not represent fair value, or the Fund or Adviser believes the market price is stale, will be fair valued as determined by the Adviser under the supervision of the Board of Trustees. Additionally, the Adviser will monitor developments in the marketplace for significant events that may affect the value of those securities whose closing prices were established before the Valuation Time.

b) Repurchase Agreements – The Fund may enter into repurchase agreements with institutions that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. government securities. In connection with transactions in repurchase agreements, it is the Trust’s policy that the Fund receives, as collateral, cash and/or securities (primarily U.S. government securities) whose fair value, including accrued interest, at all times will be at least equal to 100% of the amount invested by the Fund in each repurchase agreement, including accrued interest. If the seller defaults, and the value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund invested in repurchase agreements during the year ended August 31, 2013, however the Fund was not invested in repurchase agreements at August 31, 2013.

c) Swap Contracts – The Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector). The Fund enters into netting agreements with the counterparty. These agreements calculate the obligations of the parties on a “net basis.” Consequently, the Fund’s current obligations under a

14	DIREXION ANNUAL REPORT

swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party. The Fund’s obligations are accrued daily and offset by any amounts owed to the Fund. However, the Fund does not offset the fair value amounts of the swap contract and the related collateral on the Statement of Assets and Liabilities arising from swap contracts executed with the same counterparty under such netting agreements.

In a “long” equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest and commission paid by the Fund on the notional amount. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. Payments may be made at the conclusion of the contract or periodically during its term. Swap contracts do not include the delivery of securities. The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as “unrealized appreciation or depreciation on swaps” and when cash is exchanged, the gain or loss is recorded as “realized gains or losses on swaps.”

The Fund collateralizes swap agreements with cash and certain securities as indicated on the Schedule of Investments of the Fund. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by the Fund. The Fund does not net collateral on the Statement of Assets & Liabilities. In the event of a default by the counterparty, the Fund will seek return of this collateral and may incur certain costs exercising their rights with respect to the collateral. Amounts expected to be owed to the Fund are collateralized daily directly to the Fund while amounts expected to be owed to the counterparty are collateralized daily in a segregated account at the Custodian.

In the event of the counterparty’s default, bankruptcy or any other event for which the counterparty cannot meet its obligations, the Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. The Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Fund has agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances may include agreed upon net asset value and performance-based thresholds.

The Fund did not invest in swap contracts during the year ended August 31, 2013.

d) Short Positions – The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of short positions may require purchasing the securities at prices which may differ from the market value reflected in the Statement of Assets and Liabilities. The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to segregate assets consisting of cash, cash equivalents or liquid securities equal to the market value of the securities sold short. This collateral is required to be adjusted daily. The Fund did not invest in short positions during the year ended August 31, 2013.

e) Futures Contracts and Options on Futures Contracts – The Fund may purchase and sell futures contracts and options on such futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign countries. Upon entering into a contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees

DIREXION ANNUAL REPORT	15

to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. The Fund did not invest in futures contracts or options on futures contracts during the year ended August 31, 2013.

f) Risks of Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of futures contracts, options on futures contracts and short positions include 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract. The Fund designates cash, cash equivalents and liquid securities as collateral for futures contracts, options on futures contracts and short positions.

g) Security Transactions – Investment transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the identified cost, which is the same basis used for Federal income tax purposes, with the net sales proceeds.

h) Investments in Other Investment Companies – The Fund may invest a significant portion of its assets in other investment companies. The financial statements of these investment companies can be found at www.sec.gov.

i) Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all Federal income taxes and excise taxes. No provision for Federal income taxes has been made.

j) Income and Expenses – Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and discount, and dividends received from money market funds, is recognized on an accrual basis. Expenses are charged to the Fund daily. Expenses are computed based on the Fund’s average daily net assets. For additional discussion on expenses, refer to Note 4.

k) Distributions to Shareholders – The Fund pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions paid by the Fund were ordinary income distributions of $704,881 and $152,356 during the years ended August 31, 2013 and August 31, 2012, respectively.

The Fund may designate as long-term capital gain dividends, pursuant to Internal Revenue Code 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended August 31, 2013. To the extent necessary to fully distribute such capital gains, the Fund also designates earnings and profits distributed to shareholders on the redemption of shares.

As of August 31, 2013, the components of distributable earnings of the Funds on a tax basis were as follows:

HCM Freedom Fund
Tax cost of investments	$1,822,510
Gross unrealized appreciation	6,800
Gross unrealized depreciation	(14,091)

Net unrealized appreciation	$(7,291)

Undistributed ordinary income	258,625
Undistributed long-term capital gain	—

Total distributable earnings	258,625

Other accumulated loss	(17,941,913)

Total accumulated loss	$(17,690,579)

16	DIREXION ANNUAL REPORT

Other accumulated gain/(loss) is generally comprised of capital loss carryforwards.

On the Statement of Assets and Liabilities, there were no adjustments made for permanent tax differences between accounting for net investment income and realized gains and losses under GAAP and tax reporting.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previous law limited the carry forward of capital losses to the eight tax years following the year the capital loss was realized. If the Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used. As a result of these ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses; as compared to under prior law in which all capital losses were carried forward as short-term capital losses.

At August 31, 2013, the Fund had capital loss carryforwards on a tax basis of:

Capital Losses Expiring
	8/31/2014	8/31/2015	8/31/2016	8/31/2017
HCM Freedom Fund	$(5,220,623)	$(5,679,579)	$(1,637,612)	$(5,404,099)

The Fund utilized $1,100,429 of capital loss carryforward set to expire August 31, 2014.

To the extent the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryover.

The Fund follows authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Fund has reviewed all open tax years and concluded that there is no effect to the Fund’s financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. Open tax years are those years that are open for examination by the relevant income taxing authority. As of August 31, 2013, open Federal and state income tax years include the tax years ended August 2010 through August 2013. The Fund has no examination in progress. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

l) Guarantees and Indemnifications – In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnification provisions pursuant to which the Fund agrees to indemnify third parties upon the occurrence of specified events. The Fund’s maximum exposure relating to these indemnification agreements is unknown. However, the Fund has not had prior claims or losses in connection with these provisions and believes the risk of loss is remote.

m) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.	INVESTMENT TRANSACTIONS

During the year ended August 31, 2013, the aggregate purchases and sales of investments (excluding short-term investments, swaps and futures contracts) were $111,000,000 and $133,879,868, respectively.

4.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Agreement: The Fund has entered into an investment advisory agreement with the Adviser. The Adviser earns a fee, computed daily and payable monthly, applied to the Fund’s average daily net assets at an annual rate of 1.00%.

In addition, the Adviser has entered into sub-advisory agreements with Horizon Capital Management, Inc. whereby the sub-advisor will direct investment activities of the Fund. The Adviser pays, out of the management fees it receives from the Fund, a fee for these sub-advisory services.

DIREXION ANNUAL REPORT	17

Operating Services Agreement: The Fund has entered into an Operating Service Agreement (the “Agreement”) with the Adviser. Under the Agreement, the Adviser will be responsible for all expenses of the Trust except the following: management fees, distribution and/or service fees, acquired fund fees, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commission and other extraordinary expenses outside the typical day-to-day operations of the Fund. In consideration for the services rendered pursuant to the Agreement, the Fund will pay to the Adviser, as compensation for the services provided by the Adviser under the Agreement, a monthly fee of 0.55%. The monthly fee is calculated on an annualized basis on the daily average net assets of the Fund.

Distribution Expenses: Shares of the Fund are subject to an annual Rule 12b-1 fee of 0.80% for the Fund’s average daily net assets.

Rafferty Capital Markets, LLC (the “Distributor”) serves as principal underwriter of the Fund and acts as the Fund’s distributor in a continuous public offering of the Fund’s shares. There were no Rule 12b-1 fees retained by the Distributor for the year ended August 31, 2013. The Distributor is an affiliate of the Adviser.

On April 4, 2013, the Fund Administrator contributed $8 into the Fund due to a NAV error. This contribution is reflected on the Statement of Operations as Contributions from Administrator and the effect of this contribution is presented on the Financial Highlights.

5.	VALUATION MEASUREMENTS

The Fund follows authoritative fair valuation accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including NAVs of similar investment companies)

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the credit risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s securities as of August 31, 2013:

	HCM Freedom Fund
Asset Class	Level 1	Level 2	Level 3	Total
Investment Companies - Fixed Income	$—	$1,815,219	$—	$1,815,219

For further detail on the asset class, see Schedule of Investments.

The Fund follows authoritative accounting standards which improve disclosure about fair value measurements. These standards require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and c) purchases and sales on a gross basis in Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

There were no transfers between Level 1 and Level 2 securities during the year ended August 31, 2013. The Fund held no Level 3 securities during the year ended August 31, 2013. It is the Fund’s policy to recognize transfers into Level 3 at the value as of the beginning of the period, if applicable.

18	DIREXION ANNUAL REPORT

6.	NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which improved disclosures intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. These disclosures also improve transparency in the reporting of how a company mitigates credit risk, including disclosure of related collateral pledged or received. In addition, these disclosures facilitate comparison between those entities that prepare their financial statements on the basis of US GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. These disclosures require entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. These disclosures are effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating its implications and impact on the Fund’s financial statements.

7.	SUBSEQUENT EVENTS

The Fund follows authoritative standards for accounting for and disclosure of events that occur after the Statement of Assets and Liabilities date but before financial statements are issued or are available to be issued. These standards require the Fund to recognize in the financial statements the effects of all recognized subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. The Fund has evaluated subsequent events through the issuance of the Fund’s financial statements and has determined there is no impact to the Fund’s financial statements.

DIREXION ANNUAL REPORT	19

Direxion Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Direxion Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the HCM Freedom Fund (one of the series of the Direxion Funds (the “Fund”) as of August 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the HCM Freedom Fund (one of the series of the Direxion Funds) at August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 28, 2013

20	DIREXION ANNUAL REPORT

Additional Information

(Unaudited)

For the fiscal year ended August 31, 2013, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The amount of dividends declared from ordinary income designated as qualified income was 61.90% for the Fund.

For corporate shareholders, the amount of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended August 31, 2013 was 17.30% for the Fund.

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

DIREXION ANNUAL REPORT	21

Investment Advisory and Subadvisory Agreements Approvals (Unaudited)

Provided below is a summary of certain of the factors the Board considered at its August 14, 2013 Board meeting in renewing, as applicable: (1) the Advisory Agreement between Rafferty Asset Management (“Rafferty”) and the Direxion Funds (the “Direxion Trust”), on behalf of the HCM Freedom Fund, a series of the Trust (“Fund”); and (2) the Subadvisory Agreement between Rafferty and Horizon Capital Management, Inc. (“HCM”) on behalf of the Fund.

The Board did not identify any particular information that was most relevant to its consideration to approve the Advisory and Subadvisory Agreement (each an “Agreement” and collectively, the “Agreements”) and each Trustee may have afforded different weight to the various factors. In addition, the Board noted that the Trustees have considered various reports and information provided throughout the year at their regular Board meetings and otherwise, and that the Independent Board members had met separately on August 7, 2013 to consider these specific contract renewals.

In each instance, the Board considered, among others, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund; (3) the profitability of the advisory business to Rafferty and HCM; (4) the extent to which economies of scale have been taken into account in setting fee schedules; (5) whether fee levels reflect these economies of scale, if any, for the benefit of Fund shareholders; (6) comparisons of services and fees with contracts entered into by Rafferty and HCM with other clients (such as pension funds and other institutional investors), if any; and (7) other benefits derived, or anticipated to be derived and identified by Rafferty and HCM from their relationship with the Fund.

Nature, Extent and Quality of Services Provided. The Board reviewed the nature, extent and quality of the services provided, or to be provided, under the Advisory Agreement by Rafferty. The Board noted that Rafferty has provided services to the Fund since its inception. The Board considered Rafferty’s representation that it has the financial resources and appropriate staffing to manage the Fund and meet its expense reimbursement obligations, if any. They noted that reports from the Chief Compliance Officer have been provided to the Board at its regularly scheduled quarterly Board meetings, and the Board expects to continue receiving such reports. The Board considered that Rafferty oversees all aspects of the operation of the Fund, including oversight of the Fund’s service providers and HCM.

Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the nature, extent and quality of the services provided by Rafferty and HCM to the Fund under the Agreements were fair and reasonable.

Performance of the Fund. The Board considered relative performance information for the Fund. The Board utilized performance reports provided to the Board in anticipation of the meeting, as well as performance reports provided at regular Board meetings throughout the year. The Board also evaluated the performance of the Fund relative to: (1) its benchmark index for the year-to-date, one-year, three-year, five-year, ten-year and since inception periods ended June 30, 2013, as applicable; and (2) the average performance of the relevant Morningstar peer fund universe for the monthly, annual and since inception periods ended June 30, 2013.

The Board considered management’s description of the performance of the Morningstar category of multi-sector bond funds. The Board also considered that as of June 30, 2013, the Fund outperformed the average of its relevant Morningstar peer funds for the year-to-date period, but underperformed for the one-year, three-year and five-year periods. In this regard, the Board noted HCM’s representation that the Fund’s underperformance for the one-year, three-year and five-year periods was in part due to its investments in sectors that underperformed as compared to the sectors selected by the funds in its peer group.

Costs of Services Provided to the Fund and Profits Realized. With respect to the overall fairness of the Agreements, the Board considered the investment advisory fees paid to Rafferty given the services provided, and the costs of such services as compared to a peer group of broadly comparable funds. The Board also considered the total expense ratio to those of other funds in the Fund’s Morningstar category. The Board considered that Rafferty contractually agreed to limit the total expenses for the most recent and upcoming fiscal years for the Fund by utilizing an Operating Services Fee. Under the Operating Services Fee Agreement, Rafferty has contractually agreed to pay certain expenses of the Fund.

22	DIREXION ANNUAL REPORT

The Board also considered the overall profitability of Rafferty’s investment business and its representation that it does not allocate internal costs and assess profitability with respect to its services to individual funds. The Board noted that Rafferty had indicated that it is difficult to provide comparisons of the profitability of other investment management firms because comparative information is not, in most cases, publicly available. The Board also considered Rafferty’s explanation that the profitability of investment management firms may also be impacted by many factors, including the nature of the a fund’s shareholder base, the types of funds managed, a firm’s business mix and the fact that the operating profits and net income of publicly traded firms are generally reported net of distribution and marketing expenses.

With respect to the Fund, the Board considered the representation that the advisory fee rate, net expense ratio and other expenses are higher than its peer group. The Board also considered, however, Rafferty’s representation that there are relatively few peer funds given HCM’s dynamic asset allocation strategy. In addition, the Board considered that the Fund’s shareholder base is comprised primarily of HCM clients, and that the Fund’s expense ratio reasonably can be compared to wrap account advisory program fee rates.

Based on these considerations, the Board determined that, in the exercise of its business judgment, the costs of the services provided and the profits realized under the Agreements were fair and reasonable.

Economies of Scale. The Board also considered Rafferty’s representation that it believes that asset levels at this time are not sufficient to achieve economies of scale and do not warrant the addition of breakpoints. Based on these and other considerations, including the aforementioned fee rate reductions, the Board determined that, in the exercise of its business judgment, any further reduction in fee rates or addition of breakpoints were not necessary at this time.

Other Benefits. The Board considered any indirect or “fall-out” benefits that HCM and Rafferty or its affiliates may derive from their relationship to the Fund. Such benefits may include HCM or Rafferty’s ability to leverage its investment management personnel or infrastructure to manage other accounts. The Board noted that Rafferty only has one non-mutual fund account. The Board also considered that Rafferty’s overall business with brokerage firms helps to lower commission rates and provide better execution for Fund portfolio transactions. HCM represented that they do not realize any benefits other than their direct compensation. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the benefits were fair and reasonable.

Conclusion. Based on, but not limited to, the above considerations and determinations, the Board determined that the Agreements for the Fund were fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment. On this basis, the Board unanimously voted in favor of the continuance of the Agreements.

DIREXION ANNUAL REPORT	23

Direxion Funds

TRUSTEES AND OFFICERS

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The SAI includes additional information about the Funds’ Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Lawrence C. Rafferty(1) Age: 71	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 1997	Chairman and Chief Executive Officer of Rafferty, 1997-present; Chief Executive Officer of Rafferty Companies, LLC, 1996-present; Chief Executive Officer of Rafferty Capital Markets, Inc., 1995-present.	18	Board of Trustees, Fairfield University; Board of Directors, St. Vincent’s Services; Executive Committee, Metropolitan Golf Association

Non-Interested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Gerald E. Shanley III Age: 70	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Retired, Since 2002; Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	142	None.
John Weisser Age: 71	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc, 1971-1995, most recently as Managing Director.	142	Eclipse Funds, Inc. (1 Fund); Director, The MainStay Funds Trust (28 Funds), The MainStay Funds (12 Funds), MainStay VP Fund Series (28 Funds); Mainstay Defined Term Municipal Opportunities Fund (1 Fund); Private Advisers Alternative Strategy Fund (1 Fund).

(1)	Mr. Rafferty is affiliated with Rafferty. Mr. Rafferty is the Chairman and Chief Executive Officer of Rafferty and owns a beneficial interest in Rafferty.

(2)

The Direxion Family of Investment Companies consists of the Direxion Funds which currently offers for sale to the public 17 portfolios, the Direxion Insurance Trust which currently offers for sale 1 portfolio and the Direxion Shares ETF Trust which currently offers for sale to the public 50 of the 124 funds currently registered with the SEC.

24	DIREXION ANNUAL REPORT

Direxion Funds

TRUSTEES AND OFFICERS

Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual’s business address is 1301 Avenue of the Americas, 35th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O’Neill(1) Age: 45	Chief Executive Officer and Chief Investment Officer	One Year; Since 2006	Managing Director of Rafferty, 1999-present.	124	N/A

Eric Falkeis: Age: 40	President	One Year; Since 2013	President, Rafferty Asset Management, LLC, since March 2013; formerly, Senior Vice President, U.S. Bancorp Fund Services, LLC (“USBFS”), September 2007 – March 2013; Chief Financial Officer, USBFS, April 2006 – March 2013; Vice President, USBFS, 1997-2007; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).	N/A	Trustee, Professionally Managed Portfolios (35 Funds)

Patrick J. Rudnick Age: 40	Principal Financial Officer and Assistant Secretary	One Year; Since 2010	Chief Financial Officer Rafferty Asset Management, LLC, since March 2013; formerly Vice President, USBFS, since 2006; formerly, Manager, PricewaterhouseCoopers LLP (1999-2006).	N/A	N/A

Angela Brickl Age: 37	Chief Compliance Officer Secretary	One Year; Since 2012 One Year; Since 2011	Vice President, Rafferty Asset Management, LLC, since October 2010; Summer Associate at Skadden, Arps, Slate, Meagher & Flom, LLP, May – Aug 2009; Summer Associate at Foley & Lardner, LLP May - August 2008; Vice President USBFS November 2003 – August 2007.	N/A	N/A

(1)	Mr. O’Neill serves as Chairman of the Board of Trustees of the Direxion Shares ETF Trust.

(2)

The Direxion Family of Investment Companies consists of the Direxion Funds which currently offers for sale to the public 17 portfolios, the Direxion Insurance Trust which currently offers for sale 1 portfolio and the Direxion Shares ETF Trust which currently offers for sale to the public 50 of the 124 funds currently registered with the SEC.

DIREXION ANNUAL REPORT	25

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26

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•	Account applications or other forms on which you provide information,

•	Mail, e-mail, the telephone and our website, and

•	Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•	As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•	We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders’ nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the annual report.

PN-1

ANNUAL REPORT AUGUST 31, 2013

Advisor

Rafferty Asset Management, LLC

1301 Avenue of the Americas (6th Ave.), 35th Floor

New York, NY 10019

Sub-Advisor

HCM Sub-Advisor

Horizon Capital Management, Inc.

106 Valerie Drive

Lafayette, LA 70508-6008

Administrator, Transfer Agent, Dividend Paying Agent & Shareholding Servicing Agent

U.S. Bancorp Fund Services, LLC

P.O. Box 1993

Milwaukee, WI 53201-1993

Custodian

U.S. Bank, N.A.

1555 RiverCenter Dr., Suite 302

Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Distributor

Rafferty Capital Markets, LLC

1010 Franklin Ave., 3rd Floor

Garden City, NY 11530

The Fund’s Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC’s website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 (starting with the year ended June 30, 2005) is available without charge by calling 1-800-851-0511 or by accessing the SEC’s website at www.sec.gov.

The Fund files complete schedules of portfolio holdings with the SEC on Form N-Q. The Form N-Q is available without charge, upon request, by calling 1-800-851-0511, or by accessing the SEC’s website, at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Gerald E. Shanley III is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including assessment of ASC 740 for the Funds and additional tax research. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant. The table presents aggregate fees billed to the registrant and reflected in the financial statements of the report to shareholders.

	FYE 8/31/2013	FYE 8/31/2012
Audit Fees	$305,200	$353,200
Audit-Related Fees	—	—
Tax Fees	$97,200	$100,000
All Other Fees	—	—

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2013	FYE 8/31/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2013	FYE 8/31/2012
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Direxion Funds

By (Signature and Title)	/s/ Eric W. Falkeis
Eric W. Falkeis, PEO, President

Date	10/29/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Eric W. Falkeis
Eric W. Falkeis, PEO, President

Date	10/29/13

By (Signature and Title)	/s/ Patrick J. Rudnick
Patrick J. Rudnick, Principal Financial Officer

Date	10/29/13